UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07156

Name of Fund:  BlackRock MuniYield Florida Insured Fund (MFT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
       Officer, BlackRock MuniYield Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


Annual Report


OCTOBER 31, 2007


BlackRock MuniYield Florida Insured Fund (MFT)
BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
BlackRock MuniYield Pennsylvania Insured Fund (MPA)


(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock or Shares and intend to remain leveraged by issuing Preferred Stock or Shares to provide the Common Stock Shareholders or Common Shareholders with potentially higher rates of return. Leverage creates risks for Common Stock Shareholders or Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock or Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock or Shares may affect the yield to Common Stock Shareholders or Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
P.O. Box 9011
Princeton, NJ 08543-9011


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Table of Contents


                                                               Page

A Letter to Shareholders                                          3
Annual Report:
Fund Summaries                                                    4
Financial Statements:
   Schedules of Investments                                       8
   Statements of Net Assets                                      21
   Statements of Operations                                      22
   Statements of Changes in Net Assets                           23
Financial Highlights                                             25
Notes to Financial Statements                                    29
Report of Independent Registered Public Accounting Firm          35
Important Tax Information                                        36
The Benefits and Risks of Leveraging                             37
Swap Agreements                                                  37
Automatic Dividend Reinvestment Plan                             38
Officers and Directors or Trustees                               39
Additional Information                                           42



ANNUAL REPORT                                                  OCTOBER 31, 2007



A Letter to Shareholders


Dear Shareholder


The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:



Total Returns as of October 31, 2007                                                  6-month        12-month
U.S. equities (S&P 500 Index)                                                          +5.49%        +14.56%
Small cap U.S. equities (Russell 2000 Index)                                           +2.25%        + 9.27%
International equities (MSCI Europe, Australasia, Far East Index)                      +8.19%        +24.91%
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +2.68%        + 5.38%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +1.30%        + 2.91%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -0.07%        + 6.89%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Robert C. Doll, Jr.
-----------------------
Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.


/s/ Peter J. Hayes
------------------
Peter J. Hayes
Managing Director, BlackRock, Inc.


THIS PAGE NOT PART OF YOUR FUND REPORT



Fund Summary as of October 31, 2007    BlackRock MuniYield Florida Insured Fund


Investment Objective


BlackRock MuniYield Florida Insured Fund (MFT) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.



Fund Information


Symbol on New York Stock Exchange                                    MFT
Initial Offering Date                                          October 30, 1992
Yield on Closing Market Price as of October 31, 2007 ($12.74)*      5.27%
Tax Equivalent Yield**                                              8.11%
Current Monthly Distribution per Common Share***                    $.056
Current Annualized Distribution per Common Share***                 $.672
Leverage as of October 31, 2007****                                 37.20%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred
      Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:

                          10/31/07   10/31/06    Change      High      Low

Market Price               $12.74     $14.21    (10.34%)    $14.42    $12.55
Net Asset Value            $14.38     $14.91     (3.55%)    $15.05    $13.88


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition

                                                10/31/07       10/31/06

Lease Revenue                                      18%            17%
Transportation                                     18             17
Hospital                                           13             11
Water & Sewer                                      13             18
Education                                          11             12
City, County & State                                9             10
Housing                                             6              1
Tax Revenue                                         6              8
Power                                               5              5
Industrial & Pollution Control                      1              1



Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                           91%            92%
AA/Aa                                              2              1
A/A                                                5              5
BBB/Baa                                            2              2

 * Using the higher of S&P's or Moody's ratings.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007
                                BlackRock MuniYield Michigan Insured Fund, Inc.


Investment Objective


BlackRock MuniYield Michigan Insured Fund, Inc. (MIY) seeks to provide shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan income taxes.


Fund Information


Symbol on New York Stock Exchange                                    MIY
Initial Offering Date                                          October 30, 1992
Yield on Closing Market Price as of October 31, 2007 ($13.40)*      5.28%
Tax Equivalent Yield**                                              8.12%
Current Monthly Distribution per share of Common Stock***           $.059
Current Annualized Distribution per share of Common Stock***        $.708
Leverage as of October 31, 2007****                                 37.63%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred
      Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:

                          10/31/07   10/31/06    Change      High      Low

Market Price               $13.40     $14.67    (8.66%)     $14.81    $12.83
Net Asset Value            $15.03     $15.45    (2.72%)     $15.62    $14.57


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


                                                10/31/07       10/31/06

Hospital                                           22%            21%
City, County & State                               19             21
Industrial & Pollution Control                     13             14
Transportation                                     12             10
Education                                          10             10
Water & Sewer                                       8              8
Resource Recovery                                   7              3
Lease Revenue                                       4             11
Housing                                             2              1
Tax Revenue                                         2              0
Power                                               1              1


Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                           86%            86%
AA/Aa                                              3              3
A/A                                                9              8
BBB/Baa                                            2              3

 * Using the higher of S&P's or Moody's ratings.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007
                              BlackRock MuniYield New Jersey Insured Fund, Inc.


Investment Objective


BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI) seeks to provide shareholders with as high a level of current income exempt from federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.


Fund Information


Symbol on New York Stock Exchange                                    MJI
Initial Offering Date                                          October 30, 1992
Yield on Closing Market Price as of October 31, 2007 ($13.70)*      4.73%
Tax Equivalent Yield**                                              7.28%
Current Monthly Distribution per share of Common Stock***           $.054
Current Annualized Distribution per share of Common Stock***        $.648
Leverage as of October 31, 2007****                                 35.74%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred
      Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                          10/31/07   10/31/06    Change      High      Low

Market Price               $13.70     $14.96    (8.42%)     $15.06    $12.84
Net Asset Value            $15.02     $15.42    (2.59%)     $15.59    $14.42


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


                                                10/31/07       10/31/06

Transportation                                     19%            22%
City, County & State                               18             19
Education                                          18             17
Lease Revenue                                      10             12
Water & Sewer                                       9              6
Industrial & Pollution Control                      8              8
Hospital                                            6              8
Housing                                             5              4
Tax Revenue                                         5              2
Power                                               1              1
Tobacco                                             1              1



Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                           87%            85%
AA/Aa                                              2              3
A/A                                                6              4
BBB/Baa                                            4              8
BB/Baa                                             1              --

 * Using the higher of S&P's or Moody's ratings.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007
                                  BlackRock MuniYield Pennsylvania Insured Fund


Investment Objective


BlackRock MuniYield Pennsylvania Insured Fund (MPA) seeks to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes.


Fund Information


Symbol on New York Stock Exchange                                    MPA
Initial Offering Date                                          October 30, 1992
Yield on Closing Market Price as of October 31, 2007 ($13.67)*      4.92%
Tax Equivalent Yield**                                              7.57%
Current Monthly Distribution per Common Share***                    $.056
Current Annualized Distribution per Common Share***                 $.672
Leverage as of October 31, 2007****                                 36.46%


    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred
      Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                          10/31/07   10/31/06    Change      High      Low

Market Price               $13.67     $14.60    (6.37%)     $15.27    $13.25
Net Asset Value            $15.49     $15.89    (2.52%)     $16.12    $14.85


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


                                                10/31/07       10/31/06

City, County & State                              24%            17%
Education                                         20             19
Transportation                                    14             15
Water & Sewer                                     10             13
Housing                                            7              6
Hospital                                           7              9
Lease Revenue                                      6             13
Power                                              6              3
Industrial & Pollution Control                     5              5
Sales Tax                                          1              0


Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                           81%            80%
AA/Aa                                              4              4
A/A                                                3              3
BBB/Baa                                            7              8
NR                                                 2              3
Other**                                            3              2

  * Using the higher of S&P's or Moody's ratings.

 ** Includes portfolio holdings in variable rate demand notes.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
                    BlackRock MuniYield Florida Insured Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Arizona--1.0%

$   1,250    Salt Verde Financial Corporation, Arizona, Senior
             Gas Revenue Bonds, 5% due 12/01/2037                    $    1,196


District of Columbia--0.8%

    1,000    Metropolitan Washington Airports Authority, D.C.,
             Airport System Revenue Bonds, AMT, Series A,
             5.25% due 10/01/2032 (c)                                     1,021


Florida--142.0%

    1,300    Alachua County, Florida, School Board, COP, 5.25%
             due 7/01/2029 (a)                                            1,353

    1,430    Bay County, Florida, Sales Tax Revenue Bonds, 5%

             due 9/01/2027 (a)                                            1,489

      700    Boynton Beach, Florida, Utility System Revenue
             Refunding Bonds, 6.25% due 11/01/2020 (b)(c)                   820

    2,000    Brevard County, Florida, Health Facilities Authority,
             Healthcare Facilities Revenue Bonds (Health First
             Inc. Project), 5% due 4/01/2036                              1,982

    1,720    Broward County, Florida, Educational Facilities
             Authority Revenue Bonds (Nova Southeastern
             University), 5% due 4/01/2031 (e)                            1,769

    1,100    Broward County, Florida, HFA, S/F Mortgage
             Revenue Refunding Bonds, AMT, Series E, 5.90%
             due 10/01/2039 (m)(n)                                        1,167

    1,300    Collier County, Florida, School Board, COP, 5%
             due 2/15/2027 (f)                                            1,346

    1,000    Daytona Beach, Florida, Utility System Revenue
             Refunding Bonds, Series B, 5% due 11/15/2027 (c)             1,027

    1,000    Deltona, Florida, Transportation Capital Improvement
             Revenue Bonds, 5.125% due 10/01/2026 (h)                     1,051

    1,000    Emerald Coast, Florida, Utilities Authority, System
             Revenue Bonds, 5.25% due 1/01/2036 (c)                       1,048

    1,000    Flagler County, Florida, Capital Improvement
             Revenue Bonds, 5% due 10/01/2035 (h)                         1,027

    1,035    Florida HFA, Housing Revenue Bonds (Brittany
             Rosemont Apartments), AMT, Series C-1, 6.75%
             due 8/01/2014 (a)                                            1,036

             Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Bonds, AMT:
    1,200       Series 3, 5.15% due 7/01/2038 (m)(n)                      1,198
    1,540       Series 11, 5.95% due 1/01/2032 (f)                        1,568



     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

$     335    Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 4,
             6.25% due 7/01/2022 (f)                                 $      348

    1,000    Florida State Board of Education, Capital Outlay, GO,
             Public Education, Series B, 5% due 6/01/2031 (c)             1,025

    6,190    Florida State Board of Education, Lottery Revenue
             Bonds, Series A, 6% due 7/01/2010 (c)(i)                     6,647

    1,150    Florida State Department of Transportation, GO, 5%
             due 7/01/2025 (h)                                            1,194

    1,000    Florida State Governmental Utility Authority, Utility
             Revenue Bonds (Lehigh Utility System), 5.125%
             due 10/01/2033 (a)                                           1,028

    1,860    Florida State Turnpike Authority, Turnpike Revenue
             Bonds (Department of Transportation), Series B, 5%
             due 7/01/2030                                                1,888

    1,250    Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System),
             Series C, 5.25% due 11/15/2036                               1,275

    1,340    Hillsborough County, Florida, HFA, S/F Mortgage
             Revenue Bonds, AMT, Series 1, 5.375%
             due 10/01/2049 (m)(n)                                        1,420

    2,000    Hillsborough County, Florida, IDA, Hospital Revenue
             Bonds (H. Lee Moffitt Cancer Center Project),
             Series A, 5.25% due 7/01/2037                                2,016

             Hillsborough County, Florida, School Board, COP (h):
    6,000       5.375% due 7/01/2009 (i)                                  6,186
    1,000       5% due 7/01/2029                                          1,020

             Jacksonville, Florida, Economic Development
             Commission, Health Care Facilities Revenue Bonds
             (Mayo Clinic-Jacksonville) (h):
    1,000       Series A, 5.50% due 11/15/2036                            1,062
      750       Series B, 5.50% due 11/15/2036                              796

    1,140    Jacksonville, Florida, Economic Development
             Commission, IDR (Metropolitan Parking Solutions
             Project), AMT, 5.50% due 10/01/2030 (l)                      1,152

    1,455    Jacksonville, Florida, Guaranteed Entitlement
             Revenue Refunding and Improvement Bonds, 5.25%
             due 10/01/2032 (c)                                           1,530

    1,000    Jacksonville, Florida, HFA, Homeowner Mortgage
             Revenue Refunding Bonds, AMT, Series A-1, 5.625%
             due 10/01/2039 (m)(n)                                        1,037

    2,875    Jacksonville, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Baptist Medical Center
             Project), 5% due 8/15/2037 (f)                               2,931



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names and descriptions of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
CABS       Capital Appreciation Bonds
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
                    BlackRock MuniYield Florida Insured Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

$   1,225    Jacksonville, Florida, Port Authority, Seaport Revenue
             Bonds, AMT, 5.625% due 11/01/2026 (h)                   $    1,274

    2,280    Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
             due 10/01/2027 (h)                                           2,359

    2,000    Lakeland, Florida, Electric and Water Revenue
             Refunding Bonds, Series A, 5% due 10/01/2028 (h)             2,038

    1,000    Lee County, Florida, Airport Revenue Bonds, AMT,
             Series A, 6% due 10/01/2029 (f)                              1,060

    2,285    Lee County, Florida, Capital Revenue Bonds, 5.25%
             due 10/01/2023 (a)                                           2,442

    1,800    Lee County, Florida, HFA, S/F Mortgage Revenue
             Bonds (Multi-County Program), AMT, Series A-2, 6%
             due 9/01/2040 (m)(n)                                         1,956

    2,000    Lee Memorial Health System, Florida, Hospital
             Revenue Bonds, Series A, 5% due 4/01/2032 (a)                2,047

    1,000    Leesburg, Florida, Capital Improvement Revenue
             Bonds, 5.25% due 10/01/2034 (c)                              1,045

    1,000    Manatee County, Florida, HFA, Homeowner Revenue
             Bonds, AMT, Series A, 5.90% due 9/01/2040 (m)(n)             1,062

    1,000    Marco Island, Florida, Utility System Revenue
             Bonds, 5% due 10/01/2033 (h)                                 1,024

    1,000    Martin County, Florida, Utilities System Revenue
             Bonds, 5.125% due 10/01/2033 (a)                             1,028

    2,000    Miami Beach, Florida, Water and Sewer Revenue
             Bonds, 5.75% due 9/01/2025 (a)                               2,115

             Miami-Dade County, Florida, Aviation Revenue
             Bonds, AMT, Series A:
    6,300       5% due 10/01/2033 (f)                                     6,319
    5,000       (Miami International Airport) 6%
                due 10/01/2024 (c)                                        5,303

    1,000    Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport), AMT,
             Series A, 5% due 10/01/2040 (o)                              1,001

    2,000    Miami-Dade County, Florida, Educational Facilities
             Authority Revenue Bonds (University of Miami),
             Series A, 5.75% due 4/01/2010 (a)(i)                         2,125

             Miami-Dade County, Florida, Expressway Authority,
             Toll System Revenue Bonds, Series B (c):
    1,000       5.25% due 7/01/2027                                       1,049
    3,875       5% due 7/01/2033                                          3,970

    1,200    Miami-Dade County, Florida, HFA, Home Ownership
             Mortgage Revenue Bonds, AMT, Series A, 5.55%
             due 10/01/2049 (m)(n)                                        1,269

    1,655    Miami-Dade County, Florida, IDA, IDR (BAC
             Funding Corporation Project), Series A, 5.375%
             due 10/01/2030 (a)                                           1,745

    2,000    Miami-Dade County, Florida, School Board, COP,
             Series A, 5.50% due 10/01/2009 (f)(i)                        2,076

    1,865    Miami-Dade County, Florida, Solid Waste System
             Revenue Bonds, 5.25% due 10/01/2030 (h)                      1,962

             Miami-Dade County, Florida, Subordinate Special
             Obligation Revenue Bonds, Series A (h)(p):
    4,375       5.186% due 10/01/2031                                     1,292
    5,735       5.203% due 10/01/2033                                     1,520



     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

$   4,765    Orange County, Florida, Educational Facilities
             Authority, Educational Facilities Revenue
             Refunding Bonds (Rollins College Project), 5.50%
             due 12/01/2032 (a)                                      $    5,111

    1,835    Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Orlando Regional
             Healthcare), 6% due 12/01/2012 (i)                           2,036

    1,000    Orange County, Florida, Sales Tax Revenue Refunding
             Bonds, Series A, 5.125% due 1/01/2023 (c)                    1,049

             Orange County, Florida, School Board, COP, Series A:
    6,500       5.25% due 8/01/2009 (h)(i)                                6,759
    1,000       5% due 8/01/2032 (c)                                      1,028

    2,190    Orange County, Florida, Tourist Development, Tax
             Revenue Refunding Bonds, 5% due 10/01/2029 (a)               2,261

             Orlando and Orange County, Florida, Expressway
             Authority Revenue Bonds, Series B (a):
    4,000       5% due 7/01/2030                                          4,101
    6,815       5% due 7/01/2035                                          6,973

    1,100    Osceola County, Florida, Tourist Development
             Tax Revenue Bonds, Series A, 5.50%
             due 10/01/2027 (c)                                           1,169

    1,500    Palm Beach County, Florida, Criminal Justice
             Facilities Revenue Bonds, 7.20% due 6/01/2015 (c)            1,828

    2,000    Palm Beach County, Florida, School Board, COP,
             Refunding, Series D, 5.25% due 8/01/2021 (f)                 2,111

             Palm Beach County, Florida, School Board, COP,
             Series A:
    5,000       6% due 8/01/2010 (c)(i)                                   5,375
    2,470       5% due 8/01/2029 (c)                                      2,528
    1,300       5% due 8/01/2031 (f)                                      1,334

    1,500    Panama City, Florida, Water and Sewer Revenue
             Bonds, Series B, 5.25% due 10/01/2022 (h)                    1,609

    1,000    Pembroke Pines, Florida, Public Improvement
             Revenue Bonds, Series A, 5% due 10/01/2034 (a)               1,026

    1,000    Polk County, Florida, Utility System Revenue Bonds,
             5.25% due 10/01/2022 (c)                                     1,066

    1,055    Port St. Lucie, Florida, Utility Revenue Bonds,
             5.25% due 9/01/2024 (h)                                      1,128

    1,000    Saint Johns County, Florida, Ponte Vedra Utility
             System Revenue Bonds, 5% due 10/01/2035 (f)                  1,027

    1,400    Saint Johns County, Florida, Sales Tax Revenue
             Bonds, Series A, 5.25% due 10/01/2031 (a)                    1,462

    1,000    Saint Lucie, Florida, West Services District, Utility
             Revenue Bonds, 5.25% due 10/01/2034 (h)                      1,049

    1,430    South Florida Water Management District, COP, 5%
             due 10/01/2036 (a)                                           1,463

    1,000    South Lake County, Florida, Hospital District
             Revenue Bonds (South Lake Hospital Inc.), 5.80%
             due 10/01/2034                                               1,024

             University of Central Florida, COP, Series A (c):
    2,280       (UCF) Athletics Association Inc., 5.25%
                due 10/01/2034                                            2,369
    2,820       (UCF Convocation Center), 5% due 10/01/2035               2,874



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
                    BlackRock MuniYield Florida Insured Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

$   1,500    University of North Florida, Capital Improvement
             Revenue Bonds (Housing Project), 5%
             due 11/01/2032 (c)                                      $    1,554

             Village Center Community Development District,
             Florida, Recreational Revenue Bonds, Series A (h):
    1,640       5.375% due 11/01/2034                                     1,736
    1,000       5.125% due 11/01/2036                                     1,034

             Village Center Community Development District,
             Florida, Utility Revenue Bonds (h):
    2,585       5.25% due 10/01/2023                                      2,746
    4,030       5.125% due 10/01/2028                                     4,171

             Volusia County, Florida, IDA, Student Housing Revenue
             Bonds (Stetson University Project), Series A (g):
    1,000       5% due 6/01/2025                                          1,041
    1,000       5% due 6/01/2035                                          1,028


New Jersey--1.7%

    2,000    New Jersey EDA, Cigarette Tax Revenue Bonds,
             5.50% due 6/15/2024                                          2,049


Puerto Rico--2.6%

    1,000    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series TT, 5% due 7/01/2037                           1,015

    1,000    Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5%
             due 7/01/2036 (q)                                            1,007

    1,145    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (i)                            1,201

             Total Municipal Bonds
             (Cost--$174,778)--148.1%                                   180,076



     Face
   Amount    Municipal Bonds Held in Trust (k)                         Value

Florida--14.3%

$   3,300    Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport), AMT,
             Series A, 5% due 10/01/2040 (o)                         $    3,304

    6,960    Miami-Dade County, Florida, Health Facilities
             Authority, Hospital Revenue Refunding Bonds
             (Miami Children's Hospital), Series A, 5.625%
             due 8/15/2018 (a)                                            7,523

    2,000    Santa Rosa County, Florida, School Board, COP,
             Revenue Refunding Bonds, Series 2, 5.25%
             due 2/01/2026 (c)                                            2,100

    4,000    South Broward, Florida, Hospital District, Hospital
             Revenue Bonds, 5.625% due 5/01/2032 (h)                      4,370


Puerto Rico--6.2%

    7,100    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series A, 5.375% due 8/01/2011 (h)(i)                        7,566

             Total Municipal Bonds Held in Trust
             (Cost--$24,109)--20.5%                                      24,863



   Shares
     Held    Short-Term Securities

    1,845    CMA Florida Municipal Money Fund, 2.81% (d)(j)               1,845

             Total Short-Term Securities
             (Cost--$1,845)--1.5%                                         1,845

Total Investments (Cost--$200,732*)--170.1%                             206,784
Liabilities in Excess of Other Assets--(1.1%)                           (1,397)
Liability for Trust Certificates,
  Including Interest Expense Payable--(9.7%)                           (11,793)
Preferred Shares, at Redemption Value--(59.3%)                         (72,020)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  121,574
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      189,249
                                                     ==============
    Gross unrealized appreciation                    $        6,257
    Gross unrealized depreciation                             (402)
                                                     --------------
    Net unrealized appreciation                      $        5,855
                                                     ==============


(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) Represents the current yield as of October 31, 2007.

(e) Assured Guaranty Insured.

(f) FSA Insured.

(g) CIFG Insured.

(h) MBIA Insured.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Florida Municipal Money Fund            (3,205)          $96


(k) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(l) ACA Insured.

(m) FHLMC Collateralized.

(n) FNMA/GNMA Collateralized.

(o) XL Capital Insured.

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(q) Commonwealth Guaranteed.

  o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:

                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 4.019% and receive
    a floating rate based on 1-week (SIFMA)
    Municipal Swap Index Rate

    Broker, JPMorgan Chase
    Expires November 2022                        $4,150       $    (67)


    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
             BlackRock MuniYield Michigan Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Michigan--138.7%

$   3,600    Adrian, Michigan, City School District, GO, 5%
             due 5/01/2014 (d)(e)                                    $    3,883

    3,725    Bay City, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2031 (d)                           3,869

    3,875    Bendle, Michigan, Public School District, School
             Building and Site, GO, 5% due 5/01/2035 (c)                  4,008

    1,000    Birmingham, Michigan, City School District, School
             Building and Site, GO, 5% due 11/01/2033 (d)                 1,032

    1,000    Central Montcalm, Michigan, Public Schools, GO,
             5.90% due 5/01/2009 (b)(e)                                   1,036

    1,500    Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba), AMT,
             Series B, 6.45% due 4/15/2012 (e)                            1,647

             Detroit, Michigan, City School District, GO (School
             Building and Site Improvement):
    3,000       Refunding, Series A, 5% due 5/01/2021 (d)                 3,147
    2,300       Series A, 5.375% due 5/01/2013 (c)(e)                     2,504
    3,100       Series B, 5% due 5/01/2028 (c)                            3,184

             Detroit, Michigan, Water Supply System Revenue
             Bonds:
    1,025       DRIVERS, Series 200, 5.75%
                due 7/01/2011 (c)(e)(i)                                   1,197
    1,550       Second Lien, Series B, 5% due 7/01/2013 (b)(e)            1,660
    2,420       Second Lien, Series B, 5% due 7/01/2034 (b)               2,470
    1,250       Senior Lien, Series A, 5.875%
                due 1/01/2010 (c)(e)                                      1,324
    6,900       Senior Lien, Series A, 5% due 7/01/2034 (b)               7,043
   11,790       Series B, 5.25% due 7/01/2013 (b)(e)                     12,779

    1,415    Detroit, Michigan, Water Supply System, Revenue
             Refunding Bonds, 6.25% due 7/01/2012 (c)(h)                  1,496

    3,900    Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                      4,070

    3,100    Dickinson County, Michigan, Healthcare System,
             Hospital Revenue Refunding Bonds, 5.80%
             due 11/01/2024 (g)                                           3,171

             East Grand Rapids, Michigan, Public School District,
             GO (d):
    1,610       5.75% due 5/01/2009 (e)                                   1,664
    1,575       5% due 5/01/2031                                          1,636

             Eastern Michigan University, General Revenue
             Refunding Bonds (a):
      590       6% due 6/01/2010 (e)                                        632
      435       6% due 6/01/2020                                            463

             Eastern Michigan University Revenue Bonds,
             Series B (c)(e):
    1,500       5.60% due 6/01/2010                                       1,579
    1,310       5.625% due 6/01/2010                                      1,380



     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

             Eaton Rapids, Michigan, Public Schools, School
             Building and Site, GO (d):
$   2,425       5% due 5/01/2014 (e)                                 $    2,616
    1,325       5.25% due 5/01/2020                                       1,419
    1,675       5.25% due 5/01/2021                                       1,794
    1,700       5% due 5/01/2026                                          1,762
    1,175       5% due 5/01/2029                                          1,214

             Flint, Michigan, Hospital Building Authority, Revenue
             Refunding Bonds (Hurley Medical Center), Series A (g):
      615       5.375% due 7/01/2020                                        622
    1,375       6% due 7/01/2020                                          1,450

    2,200    Fowlerville, Michigan, Community Schools, School
             District, GO, 5% due 5/01/2030 (c)                           2,271

    1,000    Frankenmuth, Michigan, School District, GO, 5.75%
             due 5/01/2010 (c)(e)                                         1,055

             Gibraltar, Michigan, School District, GO (School
             Building and Site) (c):
    2,940       5% due 5/01/2014 (e)                                      3,171
      710       5% due 5/01/2028                                            734

    1,100    Grand Blanc, Michigan, Community Schools, GO,
             5.625% due 5/01/2020 (c)                                     1,178

             Grand Rapids, Michigan, Building Authority Revenue
             Bonds, Series A (a):
    1,035       5.50% due 10/01/2012 (e)                                  1,126
      665       5.50% due 10/01/2019                                        717
      900       5.50% due 10/01/2020                                        970

    2,070    Grand Valley, Michigan, State University Revenue
             Bonds, 5.50% due 2/01/2018 (c)                               2,284

   11,250    Greater Detroit Resource Recovery Authority,
             Michigan, Revenue Refunding Bonds, Series A,
             6.25% due 12/13/2008 (a)                                    11,589

    5,625    Gull Lake, Michigan, Community School
             District, School Building and Site, GO, 5%
             due 5/01/2014 (d)(e)                                         6,067

             Harper Woods, Michigan, City School District, School
             Building and Site, GO, Refunding (c):
    4,345       5% due 5/01/2014 (e)                                      4,687
      430       5% due 5/01/2034                                            442

    9,325    Hartland, Michigan, Consolidated School District,
             GO, 6% due 5/01/2010 (c)(e)                                  9,892

    3,990    Hudsonville, Michigan, Public Schools, School
             Building and Site, GO, 5% due 5/01/2029 (d)                  4,124

    1,575    Jenison, Michigan, Public Schools, School Building
             and Site, GO, 5.50% due 5/01/2019 (c)                        1,688

    2,500    Kent County, Michigan, Airport Revenue Bonds
             (Gerald R. Ford International Airport), 5%
             due 1/01/2037                                                2,580

    4,000    Kent, Michigan, Hospital Finance Authority, Hospital
             Revenue Refunding Bonds (Butterworth Hospital),
             Series A, 7.25% due 1/15/2013 (b)                            4,345




ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
             BlackRock MuniYield Michigan Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

             Kent, Michigan, Hospital Finance Authority Revenue
             Bonds (Spectrum Health), Series A (e):
$   1,000       5.50% due 7/15/2011                                  $    1,076
    3,000       5.50% due 7/15/2011 (b)                                   3,228

    1,510    Lansing, Michigan, Building Authority, GO, Series A,
             5.375% due 6/01/2013 (b)(e)                                  1,646

    1,875    Michigan Higher Education Facilities Authority, Limited
             Obligation Revenue Bonds (Hillsdale College Project),
             5% due 3/01/2035                                             1,879

    2,250    Michigan Higher Education Facilities Authority, Limited
             Obligation Revenue Refunding Bonds (Hope College),
             Series A, 5.90% due 4/01/2032                                2,309

             Michigan Higher Education Facilities Authority, Revenue
             Refunding Bonds (College for Creative Studies):
    1,235       5.85% due 12/01/2022                                      1,289
    1,145       5.90% due 12/01/2027                                      1,191

             Michigan Higher Education Student Loan Authority,
             Student Loan Revenue Bonds, AMT (a):
    2,500       Series XVII-B, 5.40% due 6/01/2018                        2,538
    3,000       Series XVII-Q, 5% due 3/01/2031                           3,021

    1,065    Michigan Municipal Bond Authority Revenue Bonds
             (Local Government Loan Program), Group A, 5.50%
             due 11/01/2020 (a)                                           1,119

       75    Michigan Municipal Bond Authority, Revenue
             Refunding Bonds (Local Government Loan Program),
             Series A, 6.50% due 11/01/2012 (b)                              75

             Michigan State Building Authority, Revenue Refunding
             Bonds (Facilities Program) (b):
    2,500       Series I, 5.50% due 10/15/2018                            2,663
    3,500       Series II, 5% due 10/15/2029                              3,596
    1,250       RIB, Series 517X, 7.27%
                due 10/15/2010 (d)(i)                                     1,411

             Michigan State, COP (a):
    3,000       5.40% due 6/01/2022 (h)(l)                                1,559
    3,000       5.50% due 6/01/2010 (e)                                   3,150

    3,740    Michigan State, Comprehensive Transportation
             Revenue Refunding Bonds, 5% due 5/15/2026 (d)                3,912

             Michigan State, HDA, Limited Obligation M/F
             Housing Revenue Bonds, AMT (f):
    1,000       (Deaconess Towers Apartments), 5.25%
                due 2/20/2048                                             1,001
    4,050       (Wiliams Pavilion Apartments), 4.75%
                due 4/20/2037                                             3,806

             Michigan State, HDA, Rental Housing Revenue
             Bonds, AMT:
      835       Series A, 5.30% due 10/01/2037 (b)                          839
    3,310       Series D, 5% due 4/01/2026 (d)                            3,306


     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

             Michigan State Hospital Finance Authority Revenue
             Bonds, Series A:
$   9,180       (Mid-Michigan Obligor Group), 5%
                due 4/15/2036                                        $    9,097
    1,500       (Trinity Health Credit Group), 5%
                due 12/01/2031                                            1,519

    2,530    Michigan State Hospital Finance Authority, Hospital
             Revenue Bonds (Mid-Michigan Obligation Group),
             Series A, 5.50% due 4/15/2018 (a)                            2,665

             Michigan State Hospital Finance Authority, Hospital
             Revenue Refunding Bonds:
    2,200       (Crittenton Hospital), Series A, 5.625%
                due 3/01/2027                                             2,283
    4,375       (Oakwood Obligated Group), Series A, 5%
                due 7/15/2025                                             4,428
    1,500       (Oakwood Obligated Group), Series A, 5%
                due 7/15/2037                                             1,484
    2,000       (Sparrow Obligation Group), 5.625%
                due 11/15/2011 (e)                                        2,172
    4,250       (Sparrow Obligated Group), 5% due 11/15/2031              4,244

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds:
    2,715       (Ascension Health Credit), Series A, 5.75%
                due 11/15/2009 (b)(e)                                     2,858
   12,000       (Ascension Health Credit), Series A, 6.125%
                due 11/15/2009 (b)(e)                                    12,719
    2,500       (Ascension Health Credit), Series A, 6.25%
                due 11/15/2009 (b)(e)                                     2,656
    6,700       (Henry Ford Health System), Series A, 5.25%
                due 11/15/2032                                            6,820
    3,000       (Henry Ford Health System), Series A, 5%
                due 11/15/2038                                            2,968
    2,200       (Mercy Health Services), Series X, 5.75%
                due 8/15/2009 (b)(e)                                      2,306
    2,000       (Mercy Health Services), Series X, 6%
                due 8/15/2009 (b)(e)                                      2,105
    4,930       (Mercy-Mount Clemens), Series A, 6%
                due 5/15/2009 (b)(e)                                      5,161
    3,000       (Saint John Hospital), Series A, 6%
                due 5/15/2013 (a)(h)                                      3,062
    3,100       (Trinity Health Credit Group), Series D, 5%
                due 8/15/2034                                             3,120
    1,000       (Trinity Health Credit), Series C, 5.375%
                due 12/01/2023                                            1,042
    5,255       (Trinity Health Credit), Series C, 5.375%
                due 12/01/2030                                            5,445
    6,400       (Trinity Health), Series A, 6%
                due 12/01/2027 (a)                                        6,821

             Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds:
   10,250       (Detroit Edison Company Pollution
                Control Project), AMT, Series A, 5.55%
                due 9/01/2029 (b)                                        10,613
    6,000       (Detroit Edison Company Pollution Control
                Project), Series AA, 6.95% due 5/01/2011 (c)              6,648
    2,175       (Dow Chemical Company Project), AMT, 5.50%
                due 12/01/2028                                            2,250



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
             BlackRock MuniYield Michigan Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

$  15,000    Monroe County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Refunding
             Bonds (Detroit Edison Co. Project), Series AA, 6.95%
             due 9/01/2022 (c)                                       $   19,237

    1,000    Montrose Township, Michigan, School District, GO,
             6.20% due 5/01/2017 (b)                                      1,167

    1,830    Muskegon Heights, Michigan, Water System Revenue
             Bonds, Series A, 5.625% due 11/01/2010 (b)(e)                1,943

      235    Northview, Michigan, Public School District, GO,
             Refunding, 5.80% due 5/01/2021 (b)                             237

    1,100    Norway Vulcan, Michigan, Area Schools, GO, 5.90%
             due 5/01/2009 (c)(e)                                         1,140

      500    Oak Park, Michigan, Street Improvement, GO, 5%
             due 5/01/2030 (b)                                              520

    5,320    Orchard View, Michigan, Schools, School Building and
             Site, GO, 5% due 11/01/2013 (b)(e)                           5,725

    2,425    Oxford, Michigan, Area Community School District,
             GO, 5.50% due 11/01/2011 (d)(e)                              2,604

    1,370    Pennfield, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2014 (c)(e)                        1,478

    1,000    Plainwell, Michigan, Community Schools, School
             District, School Building and Site, GO, 5.50%
             due 11/01/2012 (d)(e)                                        1,089

    3,905    Plymouth-Canton, Michigan, Community School
             District, GO, 5% due 5/01/2029 (c)                           4,036

      700    Pontiac, Michigan, Tax Increment Finance Authority,
             Revenue Refunding Bonds (Development Area
             Number 2), 5.625% due 6/01/2022 (g)                            720

    1,425    Reed, Michigan, City Public Schools, School Building
             and Site, GO, 5% due 5/01/2014 (d)(e)                        1,537

    1,500    Roseville, Michigan, School District, School Building
             and Site, GO, Refunding, 5% due 5/01/2031 (d)                1,558

    2,500    Saginaw, Michigan, Hospital Finance Authority,
             Revenue Refunding Bonds (Covenant Medical Center),
             Series E, 5.625% due 7/01/2013 (b)                           2,598

             Saginaw Valley State University, Michigan, General
             Revenue Refunding Bonds (c):
    2,100       5% due 7/01/2024                                          2,186
    1,445       5% due 7/01/2034                                          1,486

    1,500    Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Company), RIB,
             Series 282, 9.02% due 8/01/2024 (a)(i)                       1,617

    1,300    Southfield, Michigan, Library Building Authority, GO,
             5.50% due 5/01/2010 (b)(e)                                   1,364



     Face
   Amount    Municipal Bonds                                           Value

Michigan (concluded)

             Southfield, Michigan, Public Schools, School Building
             and Site, GO, Series A (d)(e):
$   3,500       5% due 5/01/2014                                     $    3,775
    2,900       5.25% due 5/01/2014                                       3,170

    1,325    Sparta, Michigan, Area Schools, School Building and
             Site, GO, 5% due 5/01/2014 (c)(e)                            1,429

    2,500    Thornapple Kellogg School District, Michigan, GO,
             Refunding, 5% due 5/01/2032 (b)                              2,602

    1,100    Waverly, Michigan, Community School, GO, 5.50%
             due 5/01/2010 (c)(e)                                         1,154

   10,660    Wayne Charter County, Michigan, Airport Revenue
             Bonds (Detroit Metropolitan Wayne County), AMT,
             Series A, 5.375% due 12/01/2015 (b)                         10,913

    1,750    Wayne Charter County, Michigan, Detroit
             Metropolitan Airport, GO, Airport Hotel, Series A, 5%
             due 12/01/2030 (b)                                           1,794

    9,160    Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT, 5% due 12/01/2034 (b)                                   9,197

             West Bloomfield, Michigan, School District, GO,
             Refunding (c):
    1,710       5.50% due 5/01/2017                                       1,830
    1,225       5.50% due 5/01/2018                                       1,313

    2,405    West Branch-Rose City, Michigan, Area School District,
             GO, 5.50% due 5/01/2009 (c)(e)                               2,477

    1,600    Zeeland, Michigan, Public Schools, School Building
             and Site, GO, 5% due 5/01/2029 (b)                           1,654


Puerto Rico--6.1%

    8,900    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation
             Revenue Refunding Bonds, Series N, 5.25%
             due 7/01/2039 (c)                                            9,907

        2    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Trust Receipts, Class R, Series 16 HH,
             7.684% due 7/01/2013 (d)(i)                                      2

    2,790    Puerto Rico Municipal Finance Agency Revenue
             Bonds, Series A, 5% due 8/01/2027 (d)                        2,906

    1,000    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (e)                            1,049

   20,000    Puerto Rico Sales Tax Financing Corporation, Sales
             Tax Revenue Refunding Bonds, Series A, 4.99%
             due 8/01/2046 (b)(l)                                         2,878

             Total Municipal Bonds
             (Cost--$379,065)--144.8%                                   396,063



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
             BlackRock MuniYield Michigan Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

Michigan--21.2%

$   6,700    Detroit, Michigan, Water Supply System,
             Senior Lien Revenue Bonds, Series A, 5.75%
             due 7/01/2011 (c)(e)                                    $    7,261

             Michigan State Building Authority, Revenue Refunding
             Bonds (Facilities Program), Series I (d):
    4,750       5.50% due 10/15/2010                                      5,057
   15,030       5.50% due 10/15/2011                                     16,002

   14,800    Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Co. Project),
             Series AA, 6.40% due 8/01/2024 (a)                          15,375

             Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT (b):
    7,525       5.25%, due 12/01/2025                                     7,803
    6,295       5.25% due 12/01/2026                                      6,528



     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

Puerto Rico--1.0%

$   2,535    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series HH, 5.75% due 7/01/2010 (d)(e)            $    2,710

             Total Municipal Bonds Held in Trust
             (Cost--$61,242)--22.2%                                      60,736



   Shares
     Held    Short-Term Securities

    3,922    CMA Michigan Municipal Money Fund, 2.85% (j)(k)              3,922

             Total Short-Term Securities
             (Cost--$3,922)--1.4%                                         3,922

Total Investments (Cost--$444,229*)--168.4%                             460,721
Other Assets Less Liabilities--2.5%                                       6,995
Liability for Trust Certificates,
  Including Interest Expense Payable--(10.6%)                          (29,071)
Preferred Stock, at Redemption Value--(60.3%)                         (165,052)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  273,593
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      415,339
                                                     ==============
    Gross unrealized appreciation                    $       18,890
    Gross unrealized depreciation                           (2,326)
                                                     --------------
    Net unrealized appreciation                      $       16,564
                                                     ==============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Prerefunded.

(f) GNMA Collateralized.

(g) ACA Insured.

(h) Escrowed to maturity.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal
      Money Fund                                (3,462)          $138


(k) Represents the current yield as of October 31, 2007.

(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
           BlackRock MuniYield New Jersey Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New Jersey--137.0%

$   1,000    Delaware River and Bay Authority Revenue Bonds,
             5% due 1/01/2033 (e)                                    $    1,023

             Delaware River Joint Toll Bridge Commission of New
             Jersey and Pennsylvania, Bridge Revenue Refunding
             Bonds:
    1,875       5% due 7/01/2023                                          1,928
    1,000       5% due 7/01/2028                                          1,020

    1,000    Essex County, New Jersey, Improvement Authority,
             Airport Revenue Refunding Bonds, AMT, 4.75%
             due 11/01/2032 (e)                                             963

    6,925    Garden State Preservation Trust of New Jersey,
             Capital Appreciation Revenue Bonds, Series B, 5.12%
             due 11/01/2023 (d)(h)                                        3,361

             Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A (d):
    2,605       5.80% due 11/01/2022                                      2,949
    3,300       5.75% due 11/01/2028                                      3,892

    2,000    Gloucester County, New Jersey, Improvement Authority,
             Solid Waste Resource Recovery, Revenue Refunding
             Bonds (Waste Management Inc. Project), Series A,
             6.85% due 12/01/2029                                         2,103

      750    Hopatcong, New Jersey, GO, Sewer Refunding Bonds,
             4.50% due 8/01/2033 (a)                                        754

    1,000    Hudson County, New Jersey, COP, Refunding, 6.25%
             due 12/01/2016 (e)                                           1,173

    1,000    Hudson County, New Jersey, Improvement Authority,
             Capital Appreciation Revenue Bonds, Series A-1,
             4.46% due 12/15/2032 (e)(h)                                    297

    7,500    Hudson County, New Jersey, Improvement Authority,
             Facility Lease Revenue Refunding Bonds (Hudson
             County Lease Project), 5.375% due 10/01/2024 (c)             7,680

    5,200    Jackson Township, New Jersey, School District, GO,
             5% due 4/15/2012 (c)(g)                                      5,512

    3,750    Jersey City, New Jersey, Sewer Authority,
             Sewer Revenue Refunding Bonds, 6.25%
             due 1/01/2014 (a)                                            4,154

    3,000    Middlesex County, New Jersey, COP, Refunding, 5%
             due 8/01/2022 (e)                                            3,102

             Monmouth County, New Jersey, Improvement Authority,
             Governmental Loan Revenue Refunding Bonds (a):
    3,045       5% due 12/01/2011 (g)                                     3,217
      240       5.20% due 12/01/2014                                        252
      765       5.25% due 12/01/2015                                        803
      605       5% due 12/01/2017                                           637
      545       5% due 12/01/2018                                           569
      560       5% due 12/01/2019                                           585

    1,455    Morristown, New Jersey, Parking Authority Revenue
             Bonds, 4.50% due 8/01/2037 (e)                               1,443



     Face
   Amount    Municipal Bonds                                           Value

New Jersey (continued)

             New Jersey EDA, Cigarette Tax Revenue Bonds:
$   1,060       5.625% due 6/15/2019                                 $    1,077
      785       5.75% due 6/15/2029                                         822
      225       5.50% due 6/15/2031                                         232
      465       5.75% due 6/15/2034                                         489

    1,000    New Jersey EDA, First Mortgage Revenue
             Bonds (Fellowship Village), Series C, 5.50%
             due 1/01/2028                                                1,004

    1,700    New Jersey EDA, First Mortgage Revenue Refunding
             Bonds (Fellowship Village), Series A, 5.50%
             due 1/01/2018                                                1,717

             New Jersey EDA, Motor Vehicle Surcharge Revenue
             Bonds, Series A (e):
    2,325       4.95% due 7/01/2021 (h)                                   1,255
    3,900       5% due 7/01/2029                                          4,034
    8,500       5.25% due 7/01/2033                                       8,928
    1,765       5% due 7/01/2034                                          1,820

    1,000    New Jersey EDA, School Facilities Construction
             Revenue Bonds, Series U, 5% due 9/01/2037 (a)                1,043

    1,500    New Jersey EDA, School Facilities Construction,
             Revenue Refunding Bonds, Series K, 5.25%
             due 12/15/2017 (c)                                           1,643

             New Jersey EDA, Water Facilities Revenue Bonds
             (New Jersey-American Water Company, Inc. Project),
             AMT, Series A:
    1,000       5.25% due 11/01/2032 (a)                                  1,023
    5,070       6.875% due 11/01/2034 (c)                                 5,134

    1,000    New Jersey EDA, Water Facilities Revenue Refunding
             Bonds (United Water of New Jersey, Inc.), Series B,
             4.50% due 11/01/2025 (a)                                     1,005

             New Jersey Health Care Facilities Financing Authority
             Revenue Bonds:
    1,125       (Somerset Medical Center), 5.50%
                due 7/01/2033                                             1,069
    4,000       (South Jersey Hospital), 6% due 7/01/2012 (g)             4,398

             New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds:
      525       (Atlantic City Medical Center) 5.75%
                due 7/01/2012 (g)                                           574
      290       (Atlantic City Medical Center) 6.25%
                due 7/01/2012 (g)                                           323
      325       (Atlantic City Medical Center) 6.25%
                due 7/01/2017                                               354
      790       (Atlantic City Medical Center) 5.75%
                due 7/01/2025                                               825
    2,250       (Meridian Health System Obligation Group),
                5.25% due 7/01/2019 (d)                                   2,324

             New Jersey Sports and Exposition Authority,
             Luxury Tax Revenue Refunding Bonds (Convention
             Center) (e):
    1,540       5.50% due 3/01/2021                                       1,736
    1,000       5.50% due 3/01/2022                                       1,131



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
           BlackRock MuniYield New Jersey Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New Jersey (continued)

$   3,200    New Jersey State Educational Facilities Authority,
             Higher Education, Capital Improvement Revenue
             Bonds, Series A, 5.125% due 9/01/2012 (a)(g)            $    3,425

             New Jersey State Educational Facilities Authority
             Revenue Bonds:
    1,100       (Kean University), Series D, 5%
                due 7/01/2032 (c)                                         1,150
      280       (Kean University), Series D, 5%
                due 7/01/2039 (c)                                           291
    1,600       (Montclair State University), Series A, 5%
                due 7/01/2021 (a)                                         1,697
      695       (Richard Stockton College), Series F, 5%
                due 7/01/2031 (e)                                           724
    1,185       (Rowan University), Series C, 5%
                due 7/01/2014 (e)(g)                                      1,280
    1,315       (Rowan University), Series C, 5.125%
                due 7/01/2014 (e)(g)                                      1,430
      300       (Rowan University), Series G, 4.50%
                due 7/01/2031 (e)                                           300

             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds:
    3,020       (Montclair State University), Series J, 4.25%
                due 7/01/2030 (e)                                         2,894
    3,185       (Montclair State University), Series L, 5%
                due 7/01/2014 (e)(g)                                      3,441
    1,250       (Ramapo College), Series I, 4.25%
                due 7/01/2031 (a)                                         1,203
    4,790       (Ramapo College), Series I, 4.25%
                due 7/01/2036 (a)                                         4,568
      700       (Rowan University), Series B, 4.25%
                due 7/01/2034 (c)                                           664
      195       (Rowan University), Series C, 5%
                due 7/01/2011 (c)(g)                                        207
      360       (Rowan University), Series C, 5%
                due 7/01/2031 (c)                                           369
    1,500       (Stevens Institute of Technology), Series A, 5%
                due 7/01/2034                                             1,472
    1,725       (William Paterson University), Series E, 5%
                due 7/01/2021 (f)                                         1,807

    3,500    New Jersey State, GO, Refunding, Series H, 5.25%
             due 7/01/2015 (d)                                            3,842

    3,565    New Jersey State Higher Education Assistance
             Authority, Student Loan Revenue Bonds, AMT,
             Series A, 5.30% due 6/01/2017 (a)                            3,601

             New Jersey State Housing and Mortgage Finance
             Agency, Capital Fund Program Revenue Bonds,
             Series A (d):
    4,425       4.70% due 11/01/2025                                      4,453
    1,970       5% due 5/01/2027                                          2,058

    2,640    New Jersey State Housing and Mortgage Finance
             Agency, Home Buyer Revenue Bonds, AMT, Series CC,
             5.80% due 10/01/2020 (e)                                     2,715

    1,000    New Jersey State Housing and Mortgage Finance
             Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
             due 11/01/2035 (c)                                             975

      500    New Jersey State Housing and Mortgage Finance
             Agency, S/F Housing Revenue Refunding Bonds, AMT,
             Series T, 4.70% due 10/01/2037                                 470



     Face
   Amount    Municipal Bonds                                           Value

New Jersey (concluded)

             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds:
$   4,750       Series C, 4.83% due 12/15/2032 (d)(h)                $    1,436
    2,760       Series C, 5.05% due 12/15/2035 (a)(h)                       715
    3,240       Series D, 5% due 6/15/2019 (d)                            3,433

             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds:
    4,250       Series A, 5.25% due 12/15/2020 (d)                        4,715
    3,600       Series B, 5.50% due 12/15/2021 (e)                        4,090

    3,005    New Jersey State Turnpike Authority, Turnpike Revenue
             Bonds, Series B, 5.15% due 1/01/2035 (a)(h)                  2,165

    3,600    Newark, New Jersey, Housing Authority, Port
             Authority-Port Newark Marine Terminal, Additional
             Rent-Backed Revenue Refunding Bonds (City
             of Newark Redevelopment Projects), 4.375%
             due 1/01/2037 (e)                                            3,487

    1,710    North Hudson Sewage Authority, New Jersey,
             Sewer Revenue Refunding Bonds, 5.125%
             due 8/01/2020 (e)                                            1,881

    1,250    Perth Amboy, New Jersey, GO (Convertible CABS),
             Refunding, 4.75% due 7/01/2035 (d)(h)                        1,020

    1,000    Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, 93rd Series, 6.125%
             due 6/01/2094                                                1,162

    5,000    Port Authority of New York and New Jersey,
             Consolidated Revenue Refunding Bonds, AMT, 146th
             Series, 4.25% due 12/01/2032 (d)                             4,478

             Rahway Valley Sewerage Authority, New Jersey, Sewer
             Revenue Bonds (Capital Appreciation), Series A (e)(h):
    4,100       4.74% due 9/01/2026                                       1,706
    2,350       4.36% due 9/01/2033                                         680

             Salem County, New Jersey, Improvement Authority
             Revenue Bonds (Finlaw State Office Building
             Project) (d):
    1,250       5.375% due 8/15/2028                                      1,355
      700       5.25% due 8/15/2038                                         743

    2,200    South Jersey Port Corporation of New Jersey, Revenue
             Refunding Bonds, 5% due 1/01/2023                            2,259

    1,715    Tobacco Settlement Financing Corporation of
             New Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2013 (g)                                            2,005

             Union County, New Jersey, Utilities Authority, Senior
             Lease Revenue Refunding Bonds (Ogden Martin
             System of Union, Inc.), AMT, Series A (a):
    1,590       5.375% due 6/01/2017                                      1,616
    1,670       5.375% due 6/01/2018                                      1,697

             University of Medicine and Dentistry of New Jersey,
             Revenue Bonds, Series A (a):
      570       5.50% due 12/01/2018                                        616
    1,145       5.50% due 12/01/2019                                      1,238
    1,130       5.50% due 12/01/2020                                      1,222
      865       5.50% due 12/01/2021                                        935



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
           BlackRock MuniYield New Jersey Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Puerto Rico--10.1%

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds:
$   1,500       Series J, 5% due 7/01/2029 (e)                       $    1,557
    1,380       Series K, 5% due 7/01/2015 (g)                            1,505
    1,200       Series N, 5.25% due 7/01/2039 (c)                         1,336

             Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax and Capital Appreciation
             Revenue Bonds, Series A (h):
    2,750       4.48% due 7/01/2030 (c)                                     936
    2,250       4.34% due 7/01/2037 (a)                                     534

    2,000    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series RR, 5% due 7/01/2028 (b)                       2,081

             Puerto Rico Industrial, Tourist, Educational, Medical
             and Environmental Control Facilities Revenue Bonds:
    2,110       (Ascension Health), RIB, Series 377, 8.50%
                due 11/15/2030 (i)                                        2,388
    3,000       (University Plaza Project), Series A, 5%
                due 7/01/2033 (e)                                         3,073

             Total Municipal Bonds
             (Cost--$187,564)--147.1%                                   194,477



     Face
   Amount    Municipal Bonds Held in Trust (k)                         Value

New Jersey--4.0%

             Delaware River Port Authority of Pennsylvania and
             New Jersey Revenue Bonds (d):
$   2,500       6% due 1/01/2018                                     $    2,622
    2,500       6% due 1/01/2019                                          2,622

             Total Municipal Bonds Held in Trust
             (Cost--$5,105)--4.0%                                         5,244



   Shares
     Held    Short-Term Securities

       89    CMA New Jersey Municipal Money
             Fund, 2.88% (j)(l)                                              89

             Total Short-Term Securities
             (Cost--$89)--0.1%                                               89

Total Investments (Cost--$192,758*)--151.2%                             199,810
Other Assets Less Liabilities--6.3%                                       8,419
Liability for Trust Certificates,
  Including Interest Expense Payable--(1.9%)                            (2,531)
Preferred Stock, at Redemption Value--(55.6%)                          (73,524)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  132,174
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       190,115
                                                    ===============
    Gross unrealized appreciation                   $         8,180
    Gross unrealized depreciation                             (985)
                                                    ---------------
    Net unrealized appreciation                     $         7,195
                                                    ===============

(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) XL Capital Insured.

(g) Prerefunded.

(h) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New Jersey Municipal Money Fund         (1,272)          $29


(k) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(l) Represents the current yield as of October 31, 2007.

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
               BlackRock MuniYield Pennsylvania Insured Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania--129.3%

$   4,650    Allegheny County, Pennsylvania, GO, Series C-60, 5%
             due 11/01/2032 (e)                                      $    4,847

    2,000    Allegheny County, Pennsylvania, Hospital
             Development Authority, Health Center Revenue Bonds
             (University of Pittsburgh Medical Center Health
             System), Series B, 6% due 7/01/2026 (f)                      2,382

    1,000    Allegheny County, Pennsylvania, Residential Finance
             Authority, S/F Mortgage Revenue Bonds, AMT,
             Series TT, 5% due 5/01/2035 (d)                                984

    5,000    Allegheny County, Pennsylvania, Sanitation Authority,
             Sewer Revenue Bonds, 5% due 12/01/2037 (c)                   5,185

    5,000    Allegheny County, Pennsylvania, Sanitation Authority,
             Sewer Revenue Refunding Bonds, Series A, 5%
             due 12/01/2030 (f)                                           5,195

             Chambersburg, Pennsylvania, Area School District,
             GO (c):
    2,115       5.25% due 3/01/2026                                       2,250
    2,500       5.25% due 3/01/2027                                       2,656
    4,000       5.25% due 3/01/2029                                       4,242

    1,750    Chester County, Pennsylvania, Health and Education
             Facilities Authority, Revenue Refunding Bonds
             (Devereux Foundation), 5% due 11/01/2031                     1,740

    5,500    Delaware County, Pennsylvania, IDA Revenue Bonds
             (Pennsylvania Suburban Water Company Project),
             AMT, Series A, 5.15% due 9/01/2032 (a)                       5,579

    4,770    Delaware County, Pennsylvania, IDA, Water Facilities
             Revenue Refunding Bonds (Aqua Pennsylvania, Inc.
             Project), AMT, Series B, 5% due 11/01/2036 (c)               4,782

    1,500    Delaware Valley Regional Finance Authority,
             Pennsylvania, Local Government Revenue Bonds,
             5.75% due 7/01/2032                                          1,741

             East Stroudsburg, Pennsylvania, Area School District,
             GO:
    7,000       Refunding, 5% due 9/01/2025 (e)                           7,378
    2,000       Series A, 7.75% due 9/01/2027 (c)                         2,592

    8,850    Erie County, Pennsylvania, Convention Center
             Authority, Convention Center Hotel Revenue Bonds,
             5% due 1/15/2036 (c)                                         9,054

    5,000    Erie County, Pennsylvania, Hospital Authority
             Revenue Bonds (Hamot Health Foundation), 5%
             due 11/01/2035 (h)                                           5,083

    4,450    Erie, Pennsylvania, Water Authority, Revenue
             Refunding Bonds, VRDN, Series A, 3.43%
             due 12/01/2036 (e)(l)                                        4,450

    4,000    Gettysburg, Pennsylvania, Municipal Authority, College
             Revenue Refunding Bonds, 5% due 8/15/2023 (f)                4,072

    5,000    Lehigh County, Pennsylvania, IDA, PCR, Refunding
             (Pennsylvania Power and Light Utilities Corporation
             Project), Series A, 4.70% due 9/01/2029 (c)                  5,020



     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (continued)

$   1,265    Monroe County, Pennsylvania, Hospital Authority
             Revenue Refunding Bonds (Pocono Medical Center),
             5.125% due 1/01/2037                                    $    1,212

    2,675    North Allegheny, Pennsylvania, School District, GO,
             Series C, 5.25% due 5/01/2027 (e)                            2,818

      935    Northampton Borough, Pennsylvania,
             Municipal Authority, Water Revenue Bonds, 5%
             due 5/15/2034 (f)                                              961

    1,585    Northeastern York School District, Pennsylvania, GO,
             Series B, 5% due 4/01/2032 (c)                               1,649

    6,000    Northumberland County, Pennsylvania, IDA,
             Water Facilities Revenue Refunding Bonds
             (Aqua Pennsylvania Inc. Project), AMT, 5.05%
             due 10/01/2039 (c)                                           6,026

    1,200    Pennsylvania Economic Development Financing
             Authority, Solid Waste Disposal Revenue Bonds
             (Waste Management Inc. Project), AMT, Series A,
             5.10% due 10/01/2027                                         1,159

    2,500    Pennsylvania HFA, Revenue Bonds, DRIVERS, AMT,
             Series 1248Z, 6.671% due 10/01/2009 (f)(i)                   2,548

             Pennsylvania HFA, S/F Mortgage Revenue Refunding
             Bonds, AMT:
    5,000       Series 92-A, 4.75% due 4/01/2031                          4,769
    3,000       Series 96A, 4.70% due 10/01/2037                          2,795

             Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds:
    4,400       (Drexel University), Series A, 5% due 5/01/2037 (f)       4,568
    3,000       (UPMC Health System), Series A, 6%
                due 1/15/2022                                             3,214
    4,305       (York College of Pennsylvania Project),
                Series EE1, 5% due 11/01/2033 (g)                         4,423

    8,845    Pennsylvania State Higher Educational Facilities
             Authority, State System Revenue Bonds, Series AE,
             4.75% due 6/15/2032 (f)                                      8,907

    7,000    Pennsylvania State IDA, EDR, Refunding, 5.50%
             due 7/01/2020 (a)                                            7,585

             Pennsylvania State Public School Building Authority,
             School and Capital Appreciation Revenue Bonds
             (Corry Area School District) (e)(n):
    1,980       4.85% due 12/15/2022                                      1,003
    1,980       4.87% due 12/15/2023                                        950
    1,980       4.89% due 12/15/2024                                        901
    1,980       4.92% due 12/15/2025                                        856

    7,800    Pennsylvania State Turnpike Commission, Turnpike
             Revenue Bonds, Series A, 5.50% due 12/01/2031 (a)            8,469

             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Airport Revenue Refunding Bonds
             (Philadelphia Airport System Project), AMT,
             Series A (c):
    4,000       5.50% due 7/01/2017                                       4,220
    3,655       5.50% due 7/01/2018                                       3,856



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
               BlackRock MuniYield Pennsylvania Insured Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (concluded)

             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Lease Revenue Bonds:
$   9,125       (City of Philadelphia Project), Series A, 5.375%
                due 2/15/2027 (f)                                    $    9,280
    3,000       Series B, 5.50% due 10/01/2011 (e)(j)                     3,240
    4,680       Series B, 5.50% due 10/01/2011 (e)(j)(p)                  5,055

   10,000    Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, 1998 General Ordinance, 4th Series, 5%
             due 8/01/2032 (e)                                           10,215

    3,900    Philadelphia, Pennsylvania, Gas Works Revenue
             Refunding Bonds, VRDN, Series 6, 3.43%
             due 8/01/2031 (e)(l)                                         3,900

    3,000    Philadelphia, Pennsylvania, Hospitals and Higher
             Education Facilities Authority, Hospital Revenue
             Refunding Bonds (Presbyterian Medical Center),
             6.65% due 12/01/2019 (b)                                     3,590

    3,000    Philadelphia, Pennsylvania, Housing Authority
             Revenue Bonds (Capital Fund Program), Series A,
             5.50% due 12/01/2018 (e)                                     3,213

    4,645    Philadelphia, Pennsylvania, Qualified Redevelopment
             Authority Revenue Bonds, AMT, Series B, 5%
             due 4/15/2027 (c)                                            4,735

    1,750    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.50% due 4/15/2022 (c)                            1,858

    5,000    Philadelphia, Pennsylvania, School District, GO
             Series D, 5.125% due 6/01/2014 (c)(j)                        5,434

    3,700    Philadelphia, Pennsylvania, Water and Wastewater
             Revenue Refunding Bonds, Series B, 4.75%
             due 11/01/2031 (a)                                           3,720

    5,000    Pittsburgh, Pennsylvania, Water and Sewer Authority,
             Water and Sewer System Revenue Bonds, First Lien,
             5% due 9/01/2015 (f)(j)                                      5,431

    3,680    Reading, Pennsylvania, Area Water Authority, Water
             Revenue Bonds, 5% due 12/01/2027 (e)                         3,860

    6,000    Reading, Pennsylvania, School District, GO, 5%
             due 1/15/2029 (e)                                            6,245

             Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Refunding Bonds (Guthrie Healthcare
             System), Series A:
    2,010       5.875% due 12/01/2011 (j)                                 2,204
      590       5.875% due 12/01/2031                                       616

    6,145    Shaler Area School District, Pennsylvania, Capital
             Appreciation, GO, 4.765% due 9/01/2030 (g)(n)                2,067

    2,000    Southcentral General Authority, Pennsylvania,
             Revenue Bonds (York College of Pennsylvania
             Project), 5% due 5/01/2037 (g)                               2,058

    1,040    York, Pennsylvania, City School District, GO, Series A,
             5.25% due 6/01/2022 (g)                                      1,112



     Face
   Amount    Municipal Bonds                                           Value

Guam--1.5%

$   2,500    A.B. Won Guam International Airport Authority,
             General Revenue Refunding Bonds, AMT, Series C,
             5% due 10/01/2023 (f)                                   $    2,546


Puerto Rico--13.1%

   10,795    Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5% due 7/01/2034                              10,879

             Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I (q):
    2,500       5.50% due 7/01/2025                                       2,654
    5,000       5.375% due 7/01/2034                                      5,188

             Puerto Rico Sales Tax Financing Corporation, Sales
             Tax Revenue Refunding Bonds, Series A:
    7,000       5.01% due 8/01/2043 (f)(n)                                1,206
    3,250       5.25% due 8/01/2057                                       3,357

             Total Municipal Bonds
             (Cost--$249,433)--143.9%                                   255,784



             Municipal Bonds Held in Trust (o)

Pennsylvania--28.8%

   15,000    Pennsylvania State Public School Building Authority,
             School Lease Revenue Bonds (The School District of
             Philadelphia Project), 5.25% due 6/01/2013 (e)(j)           16,257

   15,000    Pennsylvania State Turnpike Commission, Oil
             Franchise Tax Revenue Bonds, Sub-Series B, 5.50%
             due 12/01/2013 (f)(j)                                       16,561

    7,500    Philadelphia Pennsylvania Airport Revenue Bonds,
             5% due 6/15/2037 (e)                                         7,522

   10,000    Philadelphia, Pennsylvania, School District, GO,
             Series B, 5.625% due 8/01/2012 (c)(j)                       10,904

             Total Municipal Bonds Held in Trust
             (Cost--$49,083)--28.8%                                      51,244



   Shares
     Held    Short-Term Securities

       86    CMA Pennsylvania Municipal Money Fund, 2.88% (k)(m)             86

             Total Short-Term Securities
             (Cost--$86)--0.0%                                               86

Total Investments (Cost--$298,602*)--172.7%                             307,114
Liabilities in Excess of Other Assets--(1.8%)                           (3,253)
Liability for Trust Certificates,
  Including Interest Expense Payable--(13.5%)                          (24,036)
Preferred Shares, at Redemption Value--(57.4%)                        (102,018)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  177,807
                                                                     ==========



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
               BlackRock MuniYield Pennsylvania Insured Fund     (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       274,695
                                                    ===============
    Gross unrealized appreciation                   $         9,401
    Gross unrealized depreciation                             (732)
                                                    ---------------
    Net unrealized appreciation                     $         8,669
                                                    ===============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) XL Capital Insured.

(h) CIFG Insured.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Prerefunded.

(k) Investments in companies considered to be an affiliate of the Fund, for purpose of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Pennsylvania Municipal Money Fund          20            $20


(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(m) Represents the current yield as of October 31, 2007.

(n) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(p) All or a portion of security held as collateral in connection with forward interest rate swaps.

(q) Commonwealth Guaranteed.

  o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:



                                                                 Unrealized
                                                 Notional       Appreciation
                                                  Amount       (Depreciation)

    Pay a fixed rate of 3.8025% and
    receive a floating rate based on
    1-week (SIFMA) Municipal Swap Index rate

    Broker, JPMorgan Chase
    Expires November 2017                        $15,000          $   (162)

    Pay a fixed rate of 3.637% and
    receive a floating rate based on
    1-week (SIFMA) Municipal Swap Index rate

    Broker, JPMorgan Chase
    Expires January 2018                         $20,000                 62

    Pay a fixed rate of 4.357% and
    receive a floating rate based on
    1-week (SIFMA) Municipal Swap Index rate

    Broker, JPMorgan Chase
    Expires November 2027                        $ 9,000              (434)
                                                                  ---------
    Total                                                         $   (534)
                                                                  =========

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Net Assets

                                                                                    BlackRock       BlackRock
                                                                    BlackRock       MuniYield       MuniYield       BlackRock
                                                                    MuniYield        Michigan       New Jersey      MuniYield
                                                                     Florida         Insured         Insured       Pennsylvania
As of October 31, 2007                                             Insured Fund     Fund, Inc.      Fund, Inc.     Insured Fund
Assets

Investments in unaffiliated securities, at value*               $  204,938,645   $  456,798,979   $  199,720,625   $  307,027,641
Investments in affiliated securities, at value**                     1,845,491        3,921,556           89,193           86,262
Cash                                                                    77,768           19,954           20,111               --
Unrealized appreciation on forward interest rate swaps                      --               --               --           62,360
Interest receivable                                                  2,298,614        8,338,718        3,134,202        4,352,266
Receivable for securities sold                                              --               --        5,897,151               --
Prepaid expenses                                                         1,513            2,234            1,298            1,656
                                                                --------------   --------------   --------------   --------------
Total assets                                                       209,162,031      469,081,441      208,862,580      311,530,185
                                                                --------------   --------------   --------------   --------------

Liabilities

Trust certificates                                                  11,680,000       28,817,500        2,500,000       23,750,000
Bank overdraft                                                              --               --               --        3,642,799
Unrealized depreciation on forward interest rate swaps                  66,960               --               --          596,223
Payable for securities purchased                                     3,082,660               --               --        2,585,720
Interest expense payable                                               113,003          253,541           31,099          286,206
Dividends payable to Common Stock shareholders/Common
  Shareholders                                                         473,302        1,074,172          475,313          642,912
Payable to investment adviser                                           80,741          184,880           87,483          119,037
Payable to other affiliates                                              1,124            2,537            1,188            1,628
Accrued expenses                                                        71,049          103,770           69,599           80,434
                                                                --------------   --------------   --------------   --------------
Total liabilities                                                   15,568,839       30,436,400        3,164,682       31,704,959
                                                                --------------   --------------   --------------   --------------

Preferred Stock/Shares

Preferred Stock/Shares, at redemption value, of AMPS+++
  at $25,000 per share liquidation preference++***                  72,019,660      165,051,547       73,523,934      102,018,352
                                                                --------------   --------------   --------------   --------------

Net Assets Applicable to Common Stock/Shares

Net assets applicable to Common Stock/Shares                    $  121,573,532   $  273,593,494   $  132,173,964   $  177,806,874
                                                                ==============   ==============   ==============   ==============

Analysis of Net Assets Applicable to Common Stock/Shares

Undistributed investment income--net                            $      339,357   $    1,796,256   $    1,307,514   $      677,381
Accumulated realized capital losses--net                           (3,172,512)     (15,301,986)        (322,491)      (1,930,706)
Unrealized appreciation--net                                         5,985,098       16,491,259        7,052,167        7,978,340
                                                                --------------   --------------   --------------   --------------
Total accumulated earnings--net                                      3,151,943        2,985,529        8,037,190        6,725,015
                                                                --------------   --------------   --------------   --------------
Common Stock/Shares, par value $.10 per share++++                      845,181        1,820,630          880,210        1,148,057
Paid-in capital in excess of par                                   117,576,408      268,787,335      123,256,564      169,933,802
                                                                --------------   --------------   --------------   --------------
Net Assets                                                      $  121,573,532   $  273,593,494   $  132,173,964   $  177,806,874
                                                                ==============   ==============   ==============   ==============
Net asset value per share of Common Stock/Shares                $        14.38   $        15.03   $        15.02   $        15.49
                                                                ==============   ==============   ==============   ==============
Market Price                                                    $        12.74   $        13.40   $        13.70   $        13.67
                                                                ==============   ==============   ==============   ==============
        * Identified cost of unaffiliated securities            $  198,886,587   $  440,307,720   $  192,668,458   $  298,515,438
                                                                ==============   ==============   ==============   ==============
       ** Identified cost of affiliated securities              $    1,845,491   $    3,921,556   $       89,193   $       86,262
                                                                ==============   ==============   ==============   ==============
      *** Preferred Stock/Shares issued and outstanding:
            Series A, par value of $.05 per share                        2,400            2,000            2,240            1,600
                                                                ==============   ==============   ==============   ==============
            Series B, par value of $.05 per share                          480            2,000               --            1,920
                                                                ==============   ==============   ==============   ==============
            Series B, par value of $.10 per share                           --               --              700               --
                                                                ==============   ==============   ==============   ==============
            Series C, par value of $.05 per share                           --            1,600               --              560
                                                                ==============   ==============   ==============   ==============
            Series D, par value of $.10 per share                           --            1,000               --               --
                                                                ==============   ==============   ==============   ==============
       ++ Preferred Stock/Shares authorized                          1,000,000            6,600            2,940        1,000,000
                                                                ==============   ==============   ==============   ==============
     ++++ Common Stock/Shares issued and outstanding                 8,451,814       18,206,301        8,802,099       11,480,567
                                                                ==============   ==============   ==============   ==============
      +++ Auction Market Preferred Stock/Shares.

          See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Operations

                                                                                    BlackRock       BlackRock
                                                                    BlackRock       MuniYield       MuniYield       BlackRock
                                                                    MuniYield        Michigan       New Jersey      MuniYield
                                                                     Florida         Insured         Insured       Pennsylvania
For the Year Ended October 31, 2007                                Insured Fund     Fund, Inc.      Fund, Inc.     Insured Fund
Investment Income

Interest                                                        $    9,842,341   $   23,346,555   $   10,198,947   $   14,693,124
Dividends from affiliates                                               95,766          137,587           29,087           20,208
                                                                --------------   --------------   --------------   --------------
Total income                                                         9,938,107       23,484,142       10,228,034       14,713,332
                                                                --------------   --------------   --------------   --------------

Expenses

Investment advisory fees                                               977,034        2,207,154        1,034,003        1,412,279
Interest expense and fees                                              405,590        1,172,910          268,042        1,055,463
Commission fees                                                        182,703          420,888          186,372          261,134
Accounting services                                                     88,703          151,893           91,671           95,961
Professional fees                                                       77,267           87,582           76,081           79,762
Transfer agent fees                                                     45,819           76,347           47,721           56,203
Printing and shareholder reports                                        20,811           44,959           22,064           28,852
Directors'/Trustees' fees and expenses                                  22,093           22,323           22,104           22,175
Custodian fees                                                          12,090           24,464           13,745           19,074
Pricing fees                                                            14,005           21,240           13,220           12,212
Listing fees                                                             9,436            9,436            9,435            9,436
Other                                                                   41,511           58,539           43,762           48,520
                                                                --------------   --------------   --------------   --------------
Total expenses before reimbursement                                  1,897,062        4,297,735        1,828,220        3,101,071
Reimbursement of expenses                                             (15,883)         (22,170)          (4,167)          (3,253)
                                                                --------------   --------------   --------------   --------------
Total expenses after reimbursement                                   1,881,179        4,275,565        1,824,053        3,097,818
                                                                --------------   --------------   --------------   --------------
Investment income--net                                               8,056,928       19,208,577        8,403,981       11,615,514
                                                                --------------   --------------   --------------   --------------

Realized and Unrealized Gain (Loss)--Net

Realized gain (loss) on:
   Investments--net                                                    286,303        1,663,620          588,462        2,680,909
   Forward interest rate swaps--net                                  (109,389)         (93,463)               --        (343,664)
                                                                --------------   --------------   --------------   --------------
Total realized gain--net                                               176,914        1,570,157          588,462        2,337,245
                                                                --------------   --------------   --------------   --------------
Change in unrealized appreciation/depreciation on:
   Investments--net                                                (4,471,390)      (9,861,159)      (4,321,927)      (7,389,915)
   Forward interest rate swaps--net                                    122,801          139,794               --          390,911
                                                                --------------   --------------   --------------   --------------
Total change in unrealized appreciation/depreciation--net          (4,348,589)      (9,721,365)      (4,321,927)      (6,999,004)
                                                                --------------   --------------   --------------   --------------
Total realized and unrealized loss--net                            (4,171,675)      (8,151,208)      (3,733,465)      (4,661,759)
                                                                --------------   --------------   --------------   --------------

Dividends and Distributions to Preferred Stock Shareholders/Preferred Shareholders

Investment income--net                                             (2,631,621)      (5,850,606)      (2,420,847)      (3,638,710)
Realized gain--net                                                          --               --         (23,780)               --
                                                                --------------   --------------   --------------   --------------
Total dividends and distributions to Preferred Stock
  shareholders/Preferred shareholders                              (2,631,621)      (5,850,606)      (2,444,627)      (3,638,710)
                                                                --------------   --------------   --------------   --------------
Net Increase in Net Assets Resulting from Operations            $    1,253,632   $    5,206,763   $    2,225,889   $    3,315,045
                                                                ==============   ==============   ==============   ==============

See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Changes in Net Assets

                                                                     BlackRock MuniYield                BlackRock MuniYield
                                                                     Florida Insured Fund           Michigan Insured Fund, Inc.

                                                                For the Year Ended October 31,     For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                     2007             2006            2007             2006
Operations

Investment income--net                                          $    8,056,928   $    8,162,555   $   19,208,577   $   18,947,795
Realized gain--net                                                     176,914           48,897        1,570,157          766,219
Change in unrealized appreciation/depreciation--net                (4,348,589)        2,043,553      (9,721,365)        3,191,112
Dividends to Preferred Stock shareholders/Preferred Shareholders   (2,631,621)      (2,323,697)      (5,850,606)      (5,190,018)
                                                                --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations                 1,253,632        7,931,308        5,206,763       17,715,108
                                                                --------------   --------------   --------------   --------------

Dividends to Common Stock Shareholders/Common Shareholders

Investment income--net                                             (5,721,878)      (6,338,731)     (12,962,886)     (15,230,229)
                                                                --------------   --------------   --------------   --------------

Stock/Share Transactions

Value of shares issued to Common Stock shareholders/Common
   Shareholders in reinvestment of dividends                                --           27,237               --          614,402
                                                                --------------   --------------   --------------   --------------

Net Assets Applicable to Common Stock/Shares

Total increase (decrease) in net assets applicable to
   Common Stock/Shares                                             (4,468,246)        1,619,814      (7,756,123)        3,099,281
Beginning of year                                                  126,041,778      124,421,964      281,349,617      278,250,336
                                                                --------------   --------------   --------------   --------------
End of year*                                                    $  121,573,532   $  126,041,778   $  273,593,494   $  281,349,617
                                                                ==============   ==============   ==============   ==============
 * Undistributed investment income--net                         $      339,357   $      635,928   $    1,796,256   $    1,401,171
                                                                ==============   ==============   ==============   ==============

   See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Changes in Net Assets (concluded)

                                                                     BlackRock MuniYield                BlackRock MuniYield
                                                                New Jersey Insured Fund, Inc.        Pennsylvania Insured Fund

                                                                For the Year Ended October 31,     For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                     2007             2006            2007             2006
Operations

Investment income--net                                          $    8,403,981   $    8,577,480   $   11,615,514   $   11,618,794
Realized gain--net                                                     588,462          982,663        2,337,245           34,726
Change in unrealized appreciation/depreciation--net                (4,321,927)        2,138,341      (6,999,004)        4,128,137
Dividends and distributions to Preferred Stock shareholders/
   Preferred Shareholders                                          (2,444,627)      (2,163,956)      (3,638,710)      (3,155,383)
                                                                --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations                 2,225,889        9,534,528        3,315,045       12,626,274
                                                                --------------   --------------   --------------   --------------

Dividends and Distributions to Common Stock Shareholders/Common Shareholders

Investment income--net                                             (5,747,771)      (6,390,415)      (7,910,111)      (8,977,803)
Realized gain--net                                                    (70,742)               --               --               --
                                                                --------------   --------------   --------------   --------------
Net decrease in net assets resulting from dividends and
   distributions to Common Stock shareholders/Common
   Shareholders                                                    (5,818,513)      (6,390,415)      (7,910,111)      (8,977,803)
                                                                --------------   --------------   --------------   --------------

Stock Transactions

Offering and underwriting costs, including adjustments,
   resulting from the issuance of Preferred Shares                          --               --               --         (17,729)
                                                                --------------   --------------   --------------   --------------

Net Assets Applicable to Common Stock/Shares

Total increase (decrease) in net assets applicable to
   Common Stock/Shares                                             (3,592,624)        3,144,113      (4,595,066)        3,630,742
Beginning of year                                                  135,766,588      132,622,475      182,401,940      178,771,198
                                                                --------------   --------------   --------------   --------------
End of year*                                                    $  132,173,964   $  135,766,588   $  177,806,874   $  182,401,940
                                                                ==============   ==============   ==============   ==============
 * Undistributed investment income--net                         $    1,307,514   $    1,086,101   $      677,381   $      650,149
                                                                ==============   ==============   ==============   ==============

   See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Financial Highlights                                                                     BlackRock MuniYield Florida Insured Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004         2003
Per Share Operating Performance

Net asset value, beginning of year                                $    14.91    $    14.72   $    15.22   $    15.04   $    15.04
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net*                                                  .95           .97          .98          .98         1.05
Realized and unrealized gain (loss)--net                               (.49)           .24        (.38)          .20        (.06)
Dividends to Preferred Shareholders from investment income--net        (.31)         (.27)        (.17)        (.07)        (.07)
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .15           .94          .43         1.11           92
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends to Common Shareholders from investment income--net      (.68)         (.75)        (.90)        (.93)        (.92)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs resulting from the issuance
  of Preferred Shares                                                     --            --        (.03)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    14.38    $    14.91   $    14.72   $    15.22   $    15.04
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    12.74    $    14.21   $    14.18   $    14.98   $    14.18
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

Based on net asset value per share                                     1.39%         6.87%        2.72%        7.98%        6.45%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (5.75%)         5.73%         .54%       12.73%        5.56%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and excluding interest
  expense and fees***                                                  1.20%         1.17%        1.20%        1.09%        1.08%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement***                                1.52%         1.45%        1.38%        1.27%        1.25%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses***                                                      1.54%         1.46%        1.38%        1.28%        1.25%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net***                                        6.53%         6.58%        6.50%        6.54%        6.86%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Shareholders                          2.13%         1.87%        1.13%         .48%         .47%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income to Common Shareholders--net                          4.40%         4.71%        5.37%        6.06%        6.39%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Shares, end of year
  (in thousands)                                                  $  121,574    $  126,042   $  124,422   $  128,455   $  126,915
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Shares outstanding at liquidation preference,
  end of year (in thousands)                                      $   72,000    $   72,000   $   72,000   $   60,000   $   60,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       26%           34%          52%          28%          40%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,689    $    2,751   $    2,728   $    3,141   $    3,115
                                                                  ==========    ==========   ==========   ==========   ==========

      * Based on average shares outstanding.

     ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    *** Do not reflect the effect of dividends to Preferred Shareholders.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Financial Highlights                                                              BlackRock MuniYield Michigan Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004         2003
Per Share Operating Performance

Net asset value, beginning of year                                $    15.45    $    15.32   $    15.96   $    15.94   $    15.74
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net*                                                 1.06          1.04         1.08         1.06         1.10
Realized and unrealized gain (loss)--net                               (.45)           .22        (.54)          .03          .15
Dividends to Preferred Stock shareholders from investment
  income--net                                                          (.32)         (.29)        (.18)        (.07)        (.07)
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                       (.29)           .97          .36         1.02         1.18
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends to Common Stock shareholders from investment
  income--net                                                          (.71)         (.84)        (.98)       (1.00)        (.98)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs resulting from the issuance of
  Preferred Stock                                                         --            --        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    15.03    $    15.45   $    15.32   $    15.96   $    15.94
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    13.40    $    14.67   $    15.31   $    15.37   $    14.69
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

Based on net asset value per share                                     2.30%         6.64%        2.24%        7.04%        8.26%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (3.95%)         1.32%        6.10%       11.85%       12.57%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding interest
  expense and fees***                                                  1.12%         1.11%        1.10%        1.00%        1.01%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement***                                1.55%         1.61%        1.42%        1.19%        1.20%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses***                                                      1.55%         1.62%        1.42%        1.22%        1.21%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net***                                        6.95%         6.84%        6.84%        6.69%        6.83%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders                    2.12%         1.87%        1.13%         .46%         .45%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income to Common Stock shareholders--net                    4.83%         4.97%        5.71%        6.23%        6.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
(in thousands)                                                    $  273,593    $  281,350   $  278,250   $  289,695   $  289,364
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation preference,
end of year (in thousands)                                        $  165,000    $  165,000   $  165,000   $  140,000   $  140,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       10%           15%          25%          32%          29%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,658    $    2,705   $    2,686   $    3,069   $    3,067
                                                                  ==========    ==========   ==========   ==========   ==========

      * Based on average shares outstanding.

     ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Financial Highlights                                                            BlackRock MuniYield New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004         2003
Per Share Operating Performance

Net asset value, beginning of year                                $    15.42    $    15.07   $    15.46   $    15.25   $    15.14
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net*                                                  .96           .97          .96         1.03         1.06
Realized and unrealized gain (loss)--net                               (.42)           .36        (.27)          .21          .06
Dividends and distributions to Preferred Stock shareholders:
  Investment income--net                                               (.28)         (.25)        (.16)        (.06)        (.06)
  Realized gain--net                                                    --++            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .26          1.08          .53         1.18         1.06
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends and distributions to Common Stock shareholders:
  Investment income--net                                               (.65)         (.73)        (.92)        (.94)        (.94)
  Realized gain--net                                                   (.01)            --           --           --        (.01)
                                                                  ----------    ----------   ----------   ----------   ----------
Total dividends and distributions to Common Stock shareholders         (.66)         (.73)        (.92)        (.94)        (.95)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                          --            --       --++++        (.03)           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    15.02    $    15.42   $    15.07   $    15.46   $    15.25
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    13.70    $    14.96   $    14.65   $    15.16   $    14.39
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

Based on net asset value per share                                     2.00%         7.50%        3.49%        7.99%        7.24%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (4.10%)         7.28%        2.60%       12.23%        6.02%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expense, net of reimbursement and excluding interest
  expense and fees***                                                  1.17%         1.15%        1.16%        1.06%        1.03%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement***                                1.37%         1.59%        1.52%        1.33%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses***                                                      1.37%         1.59%        1.52%        1.35%        1.30%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net***                                        6.30%         6.46%        6.21%        6.79%        6.89%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders                    1.81%         1.63%        1.03%         .42%         .38%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income to Common Stock shareholders--net                    4.49%         4.83%        5.18%        6.37%        6.51%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
  (in thousands)                                                  $  132,174    $  135,767   $  132,622   $  135,370   $  133,240
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands)                                      $   73,500    $   73,500   $   73,500   $   73,500   $   56,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       23%           11%          29%          16%          21%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,798    $    2,847   $    2,804   $    2,842   $    3,379
                                                                  ==========    ==========   ==========   ==========   ==========

      * Based on average shares outstanding.

     ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    *** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Amount is less than $(.01) per share.

   ++++ Amount is less than $.01 per share.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Financial Highlights                                                                BlackRock MuniYield Pennsylvania Insured Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004         2003
Per Share Operating Performance

Net asset value, beginning of year                                $    15.89    $    15.57   $    16.04   $    15.56   $    15.34
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net*                                                 1.01          1.01         1.05         1.08         1.11
Realized and unrealized gain (loss)--net                               (.40)           .36        (.35)          .48          .16
Dividends to Preferred Shareholders from investment income--net        (.32)         (.27)        (.19)        (.08)        (.07)
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .29          1.10          .51         1.48         1.20
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends to Common Shareholders from investment income--net      (.69)         (.78)        (.96)       (1.00)        (.98)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Shares                         --          --++        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    15.49    $    15.89   $    15.57   $    16.04   $    15.56
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    13.67    $    14.60   $    14.91   $    15.61   $    14.81
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

Based on net asset value per share                                     2.19%         7.52%        3.16%       10.15%        8.33%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (1.85%)         3.16%        1.51%       12.63%       10.07%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and excluding interest
  expense and fees***                                                  1.13%         1.13%        1.13%        1.05%        1.07%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement***                                1.72%         1.69%        1.69%        1.32%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses***                                                      1.72%         1.70%        1.70%        1.33%        1.30%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net***                                        6.44%         6.49%        6.56%        6.89%        7.08%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Shareholders                          2.02%         1.76%        1.17%         .51%         .47%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income to Common Shareholders--net                          4.42%         4.73%        5.39%        6.38%        6.61%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Shares, end of year
  (in thousands)                                                  $  177,807    $  182,402   $  178,771   $  183,877   $  178,337
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Shares outstanding at liquidation preference,
  end of year (in thousands)                                      $  102,000    $  102,000   $  102,000   $   88,000   $   88,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       35%           25%          42%          41%          41%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,743    $    2,788   $    2,753   $    3,090   $    3,027
                                                                  ==========    ==========   ==========   ==========   ==========

      * Based on average shares outstanding.

     ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    *** Do not reflect the effect of dividends to Preferred Shareholders.

     ++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:

BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund (the "Funds" or individually, as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Funds' Common Stock/Shares are listed on the New York Stock Exchange under the symbol MFT for BlackRock MuniYield Florida Insured Fund, MIY for BlackRock MuniYield Michigan Insured Fund, Inc., MJI for BlackRock MuniYield New Jersey Insured Fund, Inc. and MPA for BlackRock MuniYield Pennsylvania Insured Fund. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of each Fund's Board of Directors or Trustees. Such valuations and procedures are reviewed periodically by each Fund's Board of Directors or Trustees. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. In the case of options traded in the OTC market, valuation is the last asked price
(options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors or Trustees. Such valuations and procedures will be reviewed periodically by each Fund's Board of Directors or Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)


(c) Municipal bonds held in trust--The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Funds' transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At October 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:


                                                             Underlying
                                                              Municipal
                              Liability for     Range of          Bonds
                                      Trust     Interest    Transferred
                               Certificates        Rates        to TOBs

BlackRock MuniYield
  Florida Insured                                3.68% -
  Fund                          $11,680,000        3.76%    $24,862,700

Blackrock MuniYield
  Michigan Insured                               3.69% -
  Fund, Inc.                    $28,817,500        3.76%    $60,735,982

BlackRock MuniYield
  New Jersey Insured
  Fund, Inc.                    $ 2,500,000        3.70%    $ 5,244,325

BlackRock MuniYield
  Pennsylvania                                   3.58% -
  Insured Fund                  $23,750,000        3.72%    $51,244,375


Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset values per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Bank overdraft--MuniYield Pennsylvania Insured Fund recorded a bank overdraft which resulted from management estimates of available cash.

(e) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Offering expenses--Direct expenses relating to the public offering of certain Fund's Preferred Stock/Shares were charged to Common Stock/Shares capital. Any adjustments to estimates of offering costs were recorded to capital.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)


In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implication of FAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Funds' financial statements, if any, has not been determined.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:


BlackRock MuniYield New Jersey Insured Fund, Inc.

$13,950 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


BlackRock MuniYield Pennsylvania Insured Fund

$39,461 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock/Shares. The Manager has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager indirectly through its investment(s) described below:


                                                      Reimbursement for
                                                         the Year Ended
                                     Investment        October 31, 2007

BlackRock MuniYield                  CMA Florida
   Florida Insured                   Municipal
   Fund                              Money Fund                 $15,883

BlackRock MuniYield                  CMA Michigan
   Michigan Insured                  Municipal
   Fund, Inc.                        Money Fund                 $22,170

BlackRock MuniYield                  CMA New Jersey
   New Jersey Insured                Municipal
   Fund, Inc.                        Money Fund                 $ 4,167

BlackRock MuniYield                  CMA Pennsylvania
   Pennsylvania Insured              Municipal
   Fund                              Money Fund                 $ 3,253


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the subadviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Funds to the Manager.

Each of the Funds reimbursed the Manager for certain accounting services. The reimbursements were as follows:


                                                          Reimbursement

BlackRock MuniYield Florida Insured Fund                         $3,646
BlackRock MuniYield Michigan Insured Fund, Inc.                  $8,234
BlackRock MuniYield New Jersey Insured Fund, Inc.                $3,862
BlackRock MuniYield Pennsylvania Insured Fund                    $5,279


Certain officers and/or directors or trustees of each Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007 were as follows:



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)


                                               Total              Total
                                           Purchases              Sales

BlackRock MuniYield
  Florida Insured Fund                  $ 59,827,933       $ 53,713,458
BlackRock MuniYield
  Michigan Insured Fund, Inc.           $ 48,667,495       $ 57,169,408
BlackRock MuniYield New
  Jersey Insured Fund, Inc.             $ 49,132,444       $ 60,752,829
BlackRock MuniYield
  Pennsylvania Insured Fund             $108,777,713       $110,104,768


4. Stock/Share Transactions:

BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield Pennsylvania Insured Fund are authorized to issue an unlimited number of Common Shares of beneficial interest, par value $.10 per share together with 1,000,000 Preferred Shares of beneficial interest, par value of $.05 per share. Each Fund's Board of Trustees is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Shares.

BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc. are authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share or $.05 per share, all of which were initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


Common Stock/Shares

BlackRock MuniYield Florida Insured Fund

Shares issued and outstanding during the year ended October 31, 2007 remained constant. Shares issued and outstanding for the year ended October 31, 2006 increased by 1,851 as a result of dividend reinvestment.


BlackRock MuniYield Michigan Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2007 remained constant. Shares issued and outstanding for the year ended October 31, 2006 increased by 40,195 as a result of dividend reinvestment.


BlackRock MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 remained constant.


BlackRock MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Preferred Stock/Shares of the respective Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield Pennsylvania Insured Fund have a par value of $.05 per share. BlackRock MuniYield Michigan Insured Fund, Inc. has a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. BlackRock MuniYield New Jersey Insured Fund, Inc. has a par value of $.05 per share for Series A Shares and $.10 per share for Series B Shares. The yields in effect at October 31, 2007 were as follows:


                                           BlackRock          BlackRock
                                           MuniYield          MuniYield
                                             Florida           Michigan
                                             Insured            Insured
                                                Fund         Fund, Inc.

Series A                                       3.53%              3.53%
Series B                                       3.50%              3.50%
Series C                                          --              3.58%
Series D                                          --              3.55%


                                           BlackRock          BlackRock
                                           MuniYield          MuniYield
                                          New Jersey       Pennsylvania
                                             Insured            Insured

                                          Fund, Inc.               Fund
Series A                                       3.20%              3.48%
Series B                                       3.20%              2.90%
Series C                                          --              3.00%


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:


                                                            Commissions

BlackRock MuniYield Florida Insured Fund                     $  115,812
BlackRock MuniYield Michigan Insured Fund, Inc.              $  186,966
BlackRock MuniYield New Jersey Insured Fund, Inc.            $  105,471
BlackRock MuniYield Pennsylvania Insured Fund                $  147,665


5. Distribution to Shareholders:

Each Fund paid a tax-exempt income dividend to holders of Common Stock/Shares on December 3, 2007 to stock/shareholders of record on November 15, 2007. The amount of the tax-exempt income dividend was as follows:


                                                       Per Share Amount

BlackRock MuniYield Florida Insured Fund                       $.056000
BlackRock MuniYield Michigan Insured Fund, Inc.                $.059000
BlackRock MuniYield New Jersey Insured Fund, Inc.              $.054000
BlackRock MuniYield Pennsylvania Insured Fund                  $.056000



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)


BlackRock MuniYield Florida Insured Fund

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                          10/31/2007         10/31/2006

Distributions paid from:
   Tax-exempt income--net            $     8,353,499    $     8,662,428
                                     ---------------    ---------------
Total distributions                  $     8,353,499    $     8,662,428
                                     ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $       208,645
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               208,645
Capital loss carryforward                                  (2,587,527)*
Unrealized gains--net                                       5,530,825**
                                                        ---------------
Total accumulated earnings--net                         $     3,151,943
                                                        ===============


 * On October 31, 2007, the Fund had a net capital loss carryforward of $2,587,527, of which $505,802 expires in 2008 and $2,081,725 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gain is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interest in tender option bonds.


BlackRock MuniYield Michigan Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                          10/31/2007         10/31/2006

Distributions paid from:
   Tax-exempt income--net            $    18,813,492    $    20,420,247
                                     ---------------    ---------------
Total distributions                  $    18,813,492    $    20,420,247
                                     ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     1,008,344
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,008,344
Capital loss carryforward                                 (11,763,462)*
Unrealized gains--net                                      13,740,647**
                                                        ---------------
Total accumulated earnings--net                         $     2,985,529
                                                        ===============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $11,763,462 of which $6,685,590 expires in 2008, $1,124,652 expires in
   2010 and $3,953,220 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gain is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bonds.


BlackRock MuniYield New Jersey Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                          10/31/2007         10/31/2006

Distributions paid from:
   Tax-exempt income--net            $     8,168,618    $     8,554,371
   Ordinary income--net                       53,500                 --
   Long-term capital gain--net                41,022                 --
                                     ---------------    ---------------
Total distributions                  $     8,263,140    $     8,554,371
                                     ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $     1,030,534
Undistributed long-term capital gains--net                      140,032
Undistributed ordinary income--net                               13,936
                                                        ---------------
Total undistributed earnings--net                             1,184,502
Capital loss carryforward                                            --
Unrealized gains--net                                        6,852,688*
                                                        ---------------
Total accumulated earnings--net                         $     8,037,190
                                                        ===============

 * The difference between book-basis and tax basis net unrealized gain is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bonds.


BlackRock MuniYield Pennsylvania Insured Fund

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                          10/31/2007         10/31/2006

Distributions paid from:
   Tax-exempt income--net            $    11,548,821    $    12,133,186
                                     ---------------    ---------------
Total distributions                  $    11,548,821    $    12,133,186
                                     ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $       377,444
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               377,444
Capital loss carryforward                                  (1,135,911)*
Unrealized gains--net                                       7,483,482**
                                                        ---------------
Total accumulated earnings--net                         $     6,725,015
                                                        ===============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $1,135,911, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gain is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bonds.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (concluded)


6. Restatement Information (For BlackRock Muniyield Michigan Insured
Fund, Inc):

Subsequent to the initial issuance of BlackRock MuniYield Michigan Insured Fund, Inc. October 31,2006 financial statements, the Fund determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the three years in the period ended October 31, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.


Financial Highlights for BlackRock MuniYield Michigan Insured Fund, Inc.

For the Years Ended October 31, 2005, 2004 and 2003

                                                              2005                    2004                      2003

                                                   Previously               Previously                Previously
                                                     Reported    Restated     Reported   Restated       Reported   Restated
Total expenses, net of waiver and reimbursement***      1.10%       1.42%        1.00%      1.19%          1.01%      1.20%
Total expenses***                                       1.10%       1.42%        1.02%      1.22%          1.03%      1.21%
Portfolio turnover                                     30.16%         25%       36.63%        32%         33.39%        29%

 *** Do not reflect the effect of dividends to Preferred Stock shareholders.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors or Trustees of BlackRock MuniYield Florida Insured Fund, BlackRock
MuniYield Michigan Insured Fund, Inc., BlackRock
MuniYield New Jersey Insured Fund, Inc. and BlackRock
MuniYield Pennsylvania Insured Fund:

We have audited each of the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc., and BlackRock MuniYield Pennsylvania Insured Fund, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the respective funds. We have also audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniYield Michigan Insured Fund, Inc. as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. The above-referenced funds are hereinafter referred to collectively as the "Funds". These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights of each of the funds based on our audits. The financial highlights of BlackRock MuniYield Michigan Insured Fund, Inc., for each of the three years in the period ended October 31, 2005 (before the restatement described in Note 6), were audited by other auditors whose report, dated December 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in
Note 6.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund referred to above present fairly, in all material respects, the respective financial positions of each of those funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights of BlackRock MuniYield Michigan Insured Fund, Inc. as of and for the year ended October 31, 2007, present fairly, in all material respects, its financial position as of October 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights of BlackRock MuniYield Michigan Insured Fund, Inc. (the "Michigan Insured Fund") for each of the three years in the period ended October 31, 2005, to correct the errors described in Note 6. These adjustments are the responsibility of the Michigan Insured Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated financial highlights of the Michigan Insured Fund for each of the three years in the period ended October 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to Michigan Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005, described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to Michigan Insured Fund's financial highlights other than with respect to the adjustments described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.


Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2007



ANNUAL REPORT                                                  OCTOBER 31, 2007



Important Tax Information


All of the net investment income distributions paid by BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund during the taxable year ended October 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by BlackRock MuniYield New Jersey Insured Fund, Inc. during the year:


                                   Payable       Ordinary     Long-Term
                                     Date         Income    Capital Gains

Common Stock Shareholders         12/28/2006     $.004549      $.003488

Preferred Stock Shareholders:
   Series A                       12/18/2006      $4.59         $3.52
   Series B                       12/15/2006      $4.54         $3.48



ANNUAL REPORT                                                  OCTOBER 31, 2007



The Benefits and Risks of Leveraging


The Funds utilize leverage to seek to enhance the yield and net asset value of their Common Stock or Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Stock or Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock or Shares, is paid to Common Stock Shareholders or Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock or Shares. However, in order to benefit Common Stock Shareholders or Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock Shareholders or Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock or Shares capitalization of $100 million and the issuance of Preferred Stock or Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock or Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock Shareholders or Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock Shareholders or Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock or Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock or Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's or Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock or Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock or Shares may also decline.

As of October 31, 2007, BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund had leverage amounts, due to Auction Market Preferred Stock or Shares, of 37.20%, 37.63%, 35.74% and 36.46% of total net assets, respectively, before the deduction of Preferred Stock or Shares.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock or Shares of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon for BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield Pennsylvania Insured Fund (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock or Shares of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock or Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If a Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock or Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224 for BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc. and Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-4523 for BlackRock MuniYield Pennsylvania Insured Fund.


ANNUAL REPORT                                                  OCTOBER 31, 2007


Officers and Directors or Trustees as of October 31, 2007

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                      Position(s)   Length of                                                    Overseen by    Held by
Name, Address         Held with     Time                                                         Director or    Director or
and Year of Birth     Funds         Served    Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Interested Director or Trustee

Robert C. Doll, Jr.*  Fund          2005 to   Vice Chairman and Director of BlackRock, Inc.,     120 Funds      None
P.O. Box 9011         President     2007      Global Chief Investment Officer for Equities,      161 Portfolios
Princeton, NJ         and Director            Chairman of the BlackRock Retail Operating
08543-9011            or Trustee              Committee, and member of the BlackRock Executive
1954                                          Committee since 2006; President of the funds
                                              advised by Merrill Lynch Investment Managers, L.P.
                                              ("MLIM") and its affiliates ("MLIM/FAM-advised
                                              funds") from 2005 to 2006 and Chief Investment
                                              Officer thereof from 2001 to 2006; President of
                                              MLIM and Fund Asset Management, L.P. ("FAM")
                                              from 2001 to 2006; Co-Head (Americas Region)
                                              thereof from 2000 to 2001 and Senior Vice President
                                              from 1999 to 2001; President and Director of
                                              Princeton Services, Inc. ("Princeton Services")
                                              and President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") from 2001 to 2006;
                                              Chief Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment
   Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Boards of Directors or Trustees.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Officers and Directors or Trustees as of October 31, 2007 (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                      Position(s)   Length of                                                    Overseen by    Held by
Name, Address         Held with     Time                                                         Director or    Director or
and Year of Birth     Funds         Served    Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Independent Directors or Trustees*


Donald W. Burton      Director or   2002 to   Managing General Partner of The Burton             21 Funds       Knology, Inc.
P.O. Box 9095         Trustee       2007      Partnership, Limited Partnership (an investment    32 Portfolios  (telecommunica-
Princeton, NJ                                 partnership) since 1979; Managing General Partner                 tions); Capital
08543-9095                                    of The South Atlantic Venture Funds since 1983;                   Southwest
1944                                          Member of the Investment Advisory Council of the                  (financial)
                                              Florida State Board of Administration since 2001.


John Francis O'Brien  Director or   2005 to   President and Chief Executive Officer of           21 Funds       Cabot Corporation
P.O. Box 9095         Trustee       2007      Allmerica Financial Corporation (financial         32 Portfolios  (chemicals), LKQ
Princeton, NJ                                 services holding company) from 1995 to 2002 and                   Corporation
08543-9095                                    Director from 1995 to 2003; President of Allmerica                (auto parts
1943                                          Investment Management Co., Inc. (investment                       manufacturing)
                                              adviser) from 1989 to 2002, Director from 1989 to                 and TJX
                                              2002 and Chairman of the Board from 1989 to 1990;                 Companies,
                                              President, Chief Executive Officer and Director                   Inc. (retailer)
                                              of First Allmerica Financial Life Insurance
                                              Company from 1989 to 2002 and Director of various
                                              other Allmerica Financial companies until 2002;
                                              Director from 1989 to 2006, Member of the Governance
                                              Nominating Committee from 2004 to 2006, Member of the
                                              Compensation Committee from 1989 to 2006 and Member of
                                              the Audit Committee from 1990 to 2004 of ABIOMED;
                                              Director, Member of the  Governance and Nomination
                                              Committee and Member of the Audit Committee of Cabot
                                              Corporation since 1990; Director and Member of the
                                              Audit Committee and Compensation Committee of LKQ
                                              Corporation since 2003; Lead Director of TJX Companies,
                                              Inc. since 1996; Trustee of the Woods Hole Oceanographic
                                              Institute since 2003. Director, Ameresco, Inc. since
                                              2006. Director, Boston Lyric Opera since 2002.


David H. Walsh        Director or   2003 to   Director, Ruckleshaus Institute and Haub School    21 Funds       None
P.O. Box 9095         Trustee       2007      of Natural Resources at the University of          32 Portfolios
Princeton, NJ                                 Wyoming since 2006; Consultant with Putnam
08543-9095                                    Investments from 1993 to 2003, and employed in
1941                                          various capacities therewith from 1973 to 1992;
                                              Director, Massachusetts Audubon Society from 1990
                                              to 1997; Director, The National Audubon Society
                                              from 1998 to 2005; Director, The American Museum
                                              of Fly Fishing since 1997.


Fred G. Weiss**       Director or   1998 to   Managing Director of FGW Associates since 1997;    21 Funds       Watson Pharmaceu-
P.O. Box 9095         Trustee       2007      Board member of certain BlackRock-advised funds    32 Portfolios  ticals, Inc.
Princeton, NJ                                 since 1998; Vice President, Planning, Investment                  (pharmaceutical
08543-9095                                    and Development of Warner Lambert Co. from 1979 to                company)
1941                                          1997; Director of Michael J. Fox Foundation for
                                              Parkinson's Research since 2000; Director, Watson
                                              Pharmaceutical, Inc. (pharmaceutical company)
                                              since 1999; Director of Osmotica Holdings Corp.
                                              (a drug delivery technology company) since 2003;
                                              Director of KIMC Investments, Inc. dba MedVance
                                              Institute (a chain of for-profit allied health
                                              training schools) since 2003.


 * Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of each Board of Directors or Trustees and Audit Committee.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Officers and Directors or Trustees as of October 31, 2007 (concluded)

                      Position(s)   Length of
Name, Address         Held with     Time
and Year of Birth     Funds         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice          1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President     2007      Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton, NJ         and           and       ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
08543-9011            Treasurer     1999 to   Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
1960                                2007      to 1997.


Karen Clark           Chief         2007      Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9095         Compliance              BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ         Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                    from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                          to 2001; and Branch Chief, Division of Investment Management and Office of
                                              Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                              from 1993 to 1998.


Howard Surloff        Secretary     2007      Managing Director, of BlackRock Inc. and  General Counsel of U.S. Funds at
P.O. Box 9011                                 BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ                                 Management from 1993 to 2006.
08543-9011
1965


 * Officers of the Funds serve at the pleasure of the Boards of Directors or Trustees.



For All Funds:

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540


Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540


Legal Counsel
Sidley Austin LLP
New York, NY 10019


BlackRock MuniYield Pennsylvania Insured Fund

Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Common Shares:
Computershare Trust
Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Preferred Shares:
The Bank of New York Mellon
101 Barclay Street - 7 West
New York, NY 10286


BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286


Transfer Agents
Common Stock or Shares:
The Bank of New York Mellon
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock or Shares:
The Bank of New York Mellon
101 Barclay Street - 7 West
New York, NY 10286



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information


Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Net Assets, which comprises part of the financial information included in these reports.



Fund Certifications


In May 2007, BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and Blackrock MuniYield Pennsylvania Insured Fund filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Forms N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)


Proxy Results                         BlackRock MuniYield Florida Insured Fund


During the six-month period ended October 31, 2007, the Common Shareholders and Auction Market Preferred Shareholders (Series A & B) of BlackRock MuniYield Florida Insured Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Trustees:        G. Nicholas Beckwith, III                       7,667,245              221,940
                                     Richard E. Cavanagh                             7,667,245              221,940
                                     Richard S. Davis                                7,667,245              221,940
                                     Kent Dixon                                      7,667,245              221,940
                                     Kathleen F. Feldstein                           7,658,819              230,366
                                     James T. Flynn                                  7,667,245              221,940
                                     Henry Gabbay                                    7,711,625              177,560
                                     Jerrold B. Harris                               7,657,719              231,466
                                     R. Glenn Hubbard                                7,658,819              230,366
                                     Karen P. Robards                                7,666,145              223,040
                                     Robert S. Salomon, Jr.                          7,658,819              230,366


During the six-month period ended October 31, 2007, the Auction Market Preferred Shareholders (Series A & B) of BlackRock MuniYield Florida Insured Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Trustee are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Trustees:        Frank J. Fabozzi and W. Carl Kester               2,815                   0



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)



Proxy Results                  BlackRock MuniYield Michigan Insured Fund, Inc.


During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-D) shareholders of BlackRock MuniYield Michigan Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Directors:       G. Nicholas Beckwith, III                       16,498,026             464,709
                                     Richard E. Cavanagh                             16,500,086             462,649
                                     Richard S. Davis                                16,495,243             467,492
                                     Kent Dixon                                      16,488,114             474,621
                                     Kathleen F. Feldstein                           16,490,190             472,545
                                     James T. Flynn                                  16,484,483             478,252
                                     Henry Gabbay                                    16,627,939             334,796
                                     Jerrold B. Harris                               16,498,716             464,019
                                     R. Glenn Hubbard                                16,491,409             471,326
                                     Karen P. Robards                                16,497,506             465,229
                                     Robert S. Salomon, Jr.                          16,484,884             477,851


During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-D) of BlackRock MuniYield Michigan Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Directors:       Frank J. Fabozzi and W. Carl Kester               6,428                   0



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)



Proxy Results                BlackRock MuniYield New Jersey Insured Fund, Inc.


During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A & B) shareholders of BlackRock MuniYield New Jersey Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Directors:       G. Nicholas Beckwith, III                       7,843,377              267,663
                                     Richard E. Cavanagh                             7,843,377              267,663
                                     Richard S. Davis                                7,843,377              267,663
                                     Kent Dixon                                      7,836,711              274,329
                                     Kathleen F. Feldstein                           7,837,711              273,329
                                     James T. Flynn                                  7,843,377              267,663
                                     Henry Gabbay                                    7,843,377              267,663
                                     Jerrold B. Harris                               7,843,377              267,663
                                     R. Glenn Hubbard                                7,838,377              272,663
                                     Karen P. Robards                                7,843,377              267,663
                                     Robert S. Salomon, Jr.                          7,838,377              272,663


During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A & B) of BlackRock MuniYield New Jersey Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Directors:       Frank J. Fabozzi and W. Carl Kester               2,699                   0



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)


Proxy Results                    BlackRock MuniYield Pennsylvania Insured Fund


During the six-month period ended October 31, 2007, the Common Shareholders and Auction Market Preferred Shareholders (Series A-C) of BlackRock MuniYield Pennsylvania Insured Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Trustees:        G. Nicholas Beckwith, III                       10,637,082             241,980
                                     Richard E. Cavanagh                             10,635,506             243,556
                                     Richard S. Davis                                10,636,554             242,508
                                     Kent Dixon                                      10,633,263             245,799
                                     Kathleen F. Feldstein                           10,632,907             246,155
                                     James T. Flynn                                  10,633,265             245,797
                                     Henry Gabbay                                    10,714,480             164,582
                                     Jerrold B. Harris                               10,637,082             241,980
                                     R. Glenn Hubbard                                10,633,901             245,161
                                     Karen P. Robards                                10,638,082             240,980
                                     Robert S. Salomon, Jr.                          10,631,675             247,387


During the six-month period ended October 31, 2007, the Auction Market Preferred Shareholders (Series A-C) of BlackRock MuniYield Pennsylvania Insured Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Trustee are as follows:



                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Trustees:        Frank J. Fabozzi and W. Carl Kester               3,943                   0



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (concluded)


Availability of Quarterly Schedules of Investments


The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web sites. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


ANNUAL REPORT                                                  OCTOBER 31, 2007


Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           Donald W. Burton (term ended effective November 1, 2007)
           John F. O'Brien (term ended effective November 1, 2007)
           David H. Walsh (term ended effective November 1, 2007)
           Fred G. Weiss (term ended effective November 1, 2007)
           Robert S. Salomon, Jr. (term began effective November 1, 2007)
           Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007)
           James T. Flynn (term began effective November 1, 2007)
           Karen P. Robards (term began effective November 1, 2007)

           The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
           Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services

                   (a) Audit Fees        (b) Audit-Related Fees (1)        (c) Tax Fees (2)         (d) All Other Fees (3)

               Current       Previous      Current       Previous      Current        Previous      Current       Previous
Entity       Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year   Fiscal Year
Name             End           End           End           End           End            End           End           End
BlackRock
MuniYield
Florida        $51,350       $26,500        $3,500        $3,500        $6,100         $6,000        $1,042          $0
Insured Fund

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.


           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:


                                        Current               Previous
                                      Fiscal Year           Fiscal Year
           Entity Name                    End                   End

           BlackRock MuniYield
           Florida Insured Fund         $295,142             $2,928,083


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Donald W. Burton (term ended effective November 1, 2007)
           John F. O'Brien (term ended effective November 1, 2007)
           David H. Walsh (term ended effective November 1, 2007)
           Fred G. Weiss (term ended effective November 1, 2007)
           Robert S. Salomon, Jr. (term began effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007)
           James T. Flynn (term began effective November 1, 2007)
           Karen P. Robards (term began effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.


                   Proxy Voting Policies and Procedures


                       For BlackRock Advisors, LLC
          And Its Affiliated SEC Registered Investment Advisers

                            September 30, 2006


Table of Contents                                              Page

Introduction
Scope of Committee Responsibilities
Special Circumstances
Voting Guidelines
Boards of Directors
Auditors
Compensation and Benefits
Capital Structure
Corporate Charter and By-Laws
Corporate Meetings
Investment Companies
Environmental and Social Issues
Notice to Clients



                   Proxy Voting Policies and Procedures


       These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances. (2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

       When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests, (3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA"). (4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. (5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.


(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.


       Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

       In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients. (6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.


(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.


I.     Scope of Committee Responsibilities

       The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts. (7)

       The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

       The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). (8)

       While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.


(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.


       The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2. (9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

       The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

       To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.


(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.


II     Special Circumstances

       Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

       Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

       Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

       As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

       Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

       Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

       * The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

       * if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.


(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.


III.   Voting Guidelines

       The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.


A.     Boards of Directors

       These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

#      VOTE and DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

       *   voted to implement or renew a "dead-hand" poison pill

       * ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * failed to act on takeover offers where the majority of the shareholders have tendered their shares

       * are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

       *   sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5    AGAINST proposals supporting cumulative voting

A.6    FOR proposals eliminating cumulative voting

A.7    FOR proposals supporting confidential voting

A.8    FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10   AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17   FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly


B.     Auditors

       These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

B.1    FOR approval of independent auditors, except for

       * auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

       * auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

       * on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2    FOR proposals seeking authorization to fix the remuneration of auditors

B.3    FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years


C.     Compensation and Benefits

       These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

       The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2    FOR proposals to eliminate retirement benefits for outside directors

C.3    AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5    AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8    AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation


D.     Capital Structure

       These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

       The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3    FOR management proposals approving share repurchase programs

D.4    FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).


E.     Corporate Charter and By-Laws

       These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

       The Committee's general policy is to vote:

E.1    AGAINST proposals seeking to adopt a poison pill

E.2    FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4    FOR management proposals to change the company's name


F.     Corporate Meetings

       These are routine proposals relating to various requests regarding the formalities of corporate meetings.

       The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5    FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8    FOR proposals appointing inspectors of elections

F.9    FOR proposals electing a chair of the meeting

F.10   FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11   AGAINST proposals to require rotating sites for shareholder meetings


G.     Investment Companies

       These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

       The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

       * ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2    FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6    FOR classified boards of closed-end investment companies


H.     Environmental and Social Issues

       These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

       The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

       *  environmental liabilities;

       *  bank lending policies;

       *  corporate political contributions or activities;

       *  alcohol advertising and efforts to discourage drinking by minors;

       *  costs and risk of doing business in any individual country;

       *  involvement in nuclear defense systems


H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4    AGAINST proposals seeking implementation of the CERES principles


                            Notice to Clients

       BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

       BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

       These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.


(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

           Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2007.

           (a)(1) BlackRock MuniYield Florida Insured Fund is managed by a team of investment professionals comprised of Robert D. Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock.
           Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Sneeden is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Sneeden has been the Fund's portfolio manager since 2002.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

           (a)(2) As of October 31, 2007:


                                                                            (iii) Number of Other Accounts and
                    (ii) Number of Other Accounts Managed                    Assets for Which Advisory Fee is
                          and Assets by Account Type                                Performance-Based

                            Other                                          Other
       (i) Name of        Registered    Other Pooled                     Registered    Other Pooled
       Portfolio          Investment     Investment       Other          Investment     Investment       Other
       Manager            Companies       Vehicles       Accounts        Companies       Vehicles       Accounts
       Robert D.
       Sneeden                     10                0        0                0                  0          0
                      $ 2,658,463,469      $         0       $0               $0        $         0         $0

       Walter
       O'Connor                    80                0        0                0                  0          0
                      $28,736,390,786      $         0       $0               $0        $         0         $0

       Theodore R.
       Jaeckel, Jr.                80                1        0                0                  1          0
                      $28,736,390,786      $26,763,472       $0               $0        $26,763,472         $0

         (iv) Potential Material Conflicts of Interest


           BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 31, 2007:

           Portfolio Manager Compensation

               The portfolio manager compensation program of BlackRock is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Compensation Program

               The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

           Base Salary

               Under the BlackRock approach, like that of many asset management firms, fixed base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation

               BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

               BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of the Fund is compared to the Lipper Closed-end Florida Municipal Debt Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

           Cash Bonus

               Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

           Stock Bonus

               A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

           Other Benefits

               Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans. For example, BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
           (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

           (a)(4)  Beneficial Ownership of Securities.    As of October 31,
                   2007, none of Messrs. Sneeden, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
           Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniYield Florida Insured Fund


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniYield Florida Insured Fund


Date: December 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniYield Florida Insured Fund


Date: December 19, 2007


By:    /s/ Neal J. Andrews
       -------------------
       Neal J. Andrews,
       Chief Financial Officer (principal financial officer) of
       BlackRock MuniYield Florida Insured Fund


Date: December 19, 2007